                                                                     EXHIBIT 4.1



================================================================================


                         SUNRISE ASSISTED LIVING, INC.,

                                    ISSUER,

                                      AND

                     FIRST UNION NATIONAL BANK OF VIRGINIA,


                                    TRUSTEE


                          ----------------------------


                                   INDENTURE



                            Dated as of June 6, 1997



                          ----------------------------



                                  $150,000,000
                 5 1/2% Convertible Subordinated Notes due 2002



================================================================================

                               TABLE OF CONTENTS

                                                                                                           PAGE
                                                                                                           ----
                                                              ARTICLE I
                                              DEFINITIONS AND INCORPORATION BY REFERENCE  . . . . . . . . .  1

         SECTION 1.1            Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                                -----------
         SECTION 1.2            Incorporation by Reference of TIA . . . . . . . . . . . . . . . . . . . .    9
                                ---------------------------------
         SECTION 1.3            Rules of Construction . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                                ---------------------


                                                              ARTICLE II
                                                            THE SECURITIES . . . . . . . . . . . . . . . .  10

         SECTION 2.1            Form and Dating   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                                ---------------
         SECTION 2.2            Execution and Authentication  . . . . . . . . . . . . . . . . . . . . . .   10
                                ----------------------------
         SECTION 2.3            Registrar and Paying Agent  . . . . . . . . . . . . . . . . . . . . . . .   11
                                --------------------------
         SECTION 2.4            Paying Agent to Hold Assets in Trust  . . . . . . . . . . . . . . . . . .   11
                                ------------------------------------
         SECTION 2.5            Securityholder Lists  . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                --------------------
         SECTION 2.6            Transfer and Exchange . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                ---------------------
         SECTION 2.7            Replacement Securities  . . . . . . . . . . . . . . . . . . . . . . . . .   18
                                ----------------------
         SECTION 2.8            Outstanding Securities  . . . . . . . . . . . . . . . . . . . . . . . . .   19
                                ----------------------
         SECTION 2.9            Treasury Securities   . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                                -------------------
         SECTION 2.10           Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                                --------------------
         SECTION 2.11           Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                                ------------
         SECTION 2.12           Defaulted Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                                ------------------


                                                             ARTICLE III
                                                              REDEMPTION . . . . . . . . . . . . . . . . .  21

         SECTION 3.1            Right of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                                -------------------
         SECTION 3.2            Notices to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                                ------------------
         SECTION 3.3            Selection of Securities to Be Redeemed  . . . . . . . . . . . . . . . . .   21
                                --------------------------------------
         SECTION 3.4            Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . .   21
                                --------------------
         SECTION 3.5            Effect of Notice of Redemption  . . . . . . . . . . . . . . . . . . . . .   22
                                ------------------------------
         SECTION 3.6            Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . . .   23
                                ---------------------------
         SECTION 3.7            Securities Redeemed in Part . . . . . . . . . . . . . . . . . . . . . . .   23
                                ---------------------------

                                                              ARTICLE IV
                                                              COVENANTS  . . . . . . . . . . . . . . . . .  24

         SECTION 4.1            Payment of Securities . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                                ---------------------
         SECTION 4.2            Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . .   24
                                -------------------------------
         SECTION 4.3            Corporate Existence   . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                                -------------------
         SECTION 4.4            Payment of Taxes and Other Claims . . . . . . . . . . . . . . . . . . . .   25
                                ---------------------------------
         SECTION 4.5            Maintenance of Properties and Insurance . . . . . . . . . . . . . . . . .   25
                                ---------------------------------------
         SECTION 4.6            Compliance Certificate; Notice of Default . . . . . . . . . . . . . . . .   26
                                -----------------------------------------
         SECTION 4.7            Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                                -------
         SECTION 4.8            Limitation on Status as Investment Company  . . . . . . . . . . . . . . .   26
                                ------------------------------------------
         SECTION 4.9            Waiver of Stay, Extension or Usury Laws . . . . . . . . . . . . . . . . .   26
                                ---------------------------------------
         SECTION 4.10           Rule 144A Information Requirement.  . . . . . . . . . . . . . . . . . . .   27
                                ---------------------------------


                                                              ARTICLE V
                                                        SUCCESSOR CORPORATION  . . . . . . . . . . . . . .  27

         SECTION 5.1            Limitation on Merger, Sale or Consolidation . . . . . . . . . . . . . . .   27
                                -------------------------------------------
         SECTION 5.2            Successor Corporation Substituted . . . . . . . . . . . . . . . . . . . .   28
                                ---------------------------------


                                                              ARTICLE VI
                                                    EVENTS OF DEFAULT AND REMEDIES . . . . . . . . . . . .  28

         SECTION 6.1            Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                                -----------------
         SECTION 6.2            Acceleration of Maturity Date; Rescission and Annulment . . . . . . . . .   30
                                -------------------------------------------------------
         SECTION 6.3            Collection of Indebtedness and Suits for Enforcement by Trustee . . . . .   31
                                ---------------------------------------------------------------
         SECTION 6.4            Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . . .   32
                                --------------------------------
         SECTION 6.5            Trustee May Enforce Claims Without Possession of Securities . . . . . . .   32
                                -----------------------------------------------------------
         SECTION 6.6            Priorities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                                ----------
         SECTION 6.7            Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                                -------------------
         SECTION 6.8            Unconditional Right of Holders to Receive Principal, Premium,
                                -------------------------------------------------------------
                                Interest and Liquidated Damages . . . . . . . . . . . . . . . . . . . . .   34
                                -------------------------------
         SECTION 6.9            Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . .   34
                                ------------------------------
         SECTION 6.10           Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . . . . .   34
                                ----------------------------
         SECTION 6.11           Control by Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                                ------------------
         SECTION 6.12           Waiver of Past Default  . . . . . . . . . . . . . . . . . . . . . . . . .   35
                                ----------------------
         SECTION 6.13           Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                                ---------------------
         SECTION 6.14           Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . .   35
                                ----------------------------------

                                                             ARTICLE VII
                                                               TRUSTEE . . . . . . . . . . . . . . . . . .  36

         SECTION 7.1            Duties of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                                -----------------
         SECTION 7.2            Rights of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
                                -----------------
         SECTION 7.3            Individual Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . .   38
                                ----------------------------
         SECTION 7.4            Trustee's Disclaimer  . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                                --------------------
         SECTION 7.5            Notice of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                                -----------------
         SECTION 7.6            Reports by Trustee to Holders . . . . . . . . . . . . . . . . . . . . . .   38
                                -----------------------------
         SECTION 7.7            Compensation and Indemnity  . . . . . . . . . . . . . . . . . . . . . . .   39
                                --------------------------
         SECTION 7.8            Replacement of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .   39
                                ----------------------
         SECTION 7.9            Successor Trustee by Merger, Etc. . . . . . . . . . . . . . . . . . . . .   41
                                ---------------------------------
         SECTION 7.10           Eligibility; Disqualification . . . . . . . . . . . . . . . . . . . . . .   41
                                -----------------------------
         SECTION 7.11           Preferential Collection of Claims Against Company . . . . . . . . . . . .   41
                                -------------------------------------------------


                                                             ARTICLE VIII
                                                      SATISFACTION AND DISCHARGE  . . . . . . . . . . . .   41

         SECTION 8.1            Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . .   41
                                ---------------------------------------
         SECTION 8.2            Repayment to the Company  . . . . . . . . . . . . . . . . . . . . . . . .   42
                                ------------------------


                                                              ARTICLE IX
                                                 AMENDMENTS, SUPPLEMENTS AND WAIVERS  . . . . . . . . . .   42

         SECTION 9.1            Supplemental Indentures Without Consent of Holders  . . . . . . . . . . .   42
                                --------------------------------------------------
         SECTION 9.2            Amendments, Supplemental Indentures and Waivers with Consent of Holders .   42
                                -----------------------------------------------------------------------
         SECTION 9.3            Compliance with TIA . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                                -------------------
         SECTION 9.4            Revocation and Effect of Consents . . . . . . . . . . . . . . . . . . . .   44
                                ---------------------------------
         SECTION 9.5            Notation on or Exchange of Securities . . . . . . . . . . . . . . . . . .   44
                                -------------------------------------
         SECTION 9.6            Trustee to Sign Amendments, Etc.  . . . . . . . . . . . . . . . . . . . .   45
                                --------------------------------


                                                              ARTICLE X
                                                     MEETINGS OF SECURITYHOLDERS

         SECTION 10.1           Purposes for Which Meetings May Be Called . . . . . . . . . . . . . . . .   45
                                -----------------------------------------
         SECTION 10.2           Manner of Calling Meetings  . . . . . . . . . . . . . . . . . . . . . . .   45
                                --------------------------
         SECTION 10.3           Calling of Meetings by the Company or Holders . . . . . . . . . . . . . .   46
                                ---------------------------------------------
         SECTION 10.4           Who May Attend and Vote at Meetings . . . . . . . . . . . . . . . . . . .   46
                                -----------------------------------

         SECTION 10.5           Regulations May Be Made by Trustee; Conduct of the Meeting;
                                ------------------------------------------------------------
                                Voting Rights; Adjournment  . . . . . . . . . . . . . . . . . . . . . . .   46
                                --------------------------
         SECTION 10.6           Voting at the Meeting and Record to Be Kept . . . . . . . . . . . . . . .   47
                                -------------------------------------------
         SECTION 10.7           Exercise of Rights of Trustee or Securityholders May Not Be Hindered or
                                -----------------------------------------------------------------------
                                Delayed by Call of Meeting  . . . . . . . . . . . . . . . . . . . . . . .   47
                                --------------------------


                                                              ARTICLE XI
                                         RIGHT TO REQUIRE REPURCHASE UPON A CHANGE OF CONTROL . . . . . .   48

         SECTION 11.1           Repurchase of Securities at Option of the Holder Upon a Change of Control   48
                                -------------------------------------------------------------------------


                                                             ARTICLE XII
                                                            SUBORDINATION   . . . . . . . . . . . . . . .   50

         SECTION 12.1           Securities Subordinated to Senior Indebtedness  . . . . . . . . . . . . .   50
                                ----------------------------------------------
         SECTION 12.2           No Payment on Securities in Certain Circumstances . . . . . . . . . . . .   50
                                -------------------------------------------------
         SECTION 12.3           Securities Subordinated to Prior Payment of All Senior Indebtedness on
                                ----------------------------------------------------------------------
                                Dissolution, Liquidation or Reorganization  . . . . . . . . . . . . . . .   52
                                ------------------------------------------
         SECTION 12.4           Securityholders to Be Subrogated to Rights of Holders of Senior
                                ---------------------------------------------------------------
                                Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                                ------------
         SECTION 12.5           Obligations of the Company Unconditional  . . . . . . . . . . . . . . . .   53
                                ----------------------------------------
         SECTION 12.6           Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice .   54
                                -----------------------------------------------------------------------
         SECTION 12.7           Application by Trustee of Assets Deposited with It  . . . . . . . . . . .   54
                                --------------------------------------------------
         SECTION 12.8           Subordination Rights Not Impaired by Acts or Omissions of the Company or
                                ------------------------------------------------------------------------
                                Holders of Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . .   54
                                ------------------------------
         SECTION 12.9           Securityholders Authorize Trustee to Effectuate Subordination of
                                ----------------------------------------------------------------
                                Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                                ----------
         SECTION 12.10          Right of Trustee to Hold Senior Indebtedness  . . . . . . . . . . . . . .   55
                                --------------------------------------------
         SECTION 12.11          Article XII Not to Prevent Events of Default  . . . . . . . . . . . . . .   55
                                --------------------------------------------
         SECTION 12.12          No Fiduciary Duty of Trustee to Holders of Senior Indebtedness  . . . . .   55
                                --------------------------------------------------------------

                                                             ARTICLE XIII
                                                       CONVERSION OF SECURITIES . . . . . . . . . . . . .   56

         SECTION 13.1           Conversion Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . .   56
                                --------------------
         SECTION 13.2           Exercise of Conversion Privilege  . . . . . . . . . . . . . . . . . . . .   56
                                --------------------------------
         SECTION 13.3           Fractional Interests  . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                                --------------------
         SECTION 13.4           Conversion Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                                ----------------
         SECTION 13.5           Adjustment of Conversion Price  . . . . . . . . . . . . . . . . . . . . .   57
                                ------------------------------
         SECTION 13.6           Continuation of Conversion Privilege in Case of Reclassification,
                                -----------------------------------------------------------------
                                Change, Merger, Consolidation or Sale of Assets . . . . . . . . . . . . .   62
                                -----------------------------------------------
         SECTION 13.7           Notice of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . .   63
                                ------------------------
         SECTION 13.8           Taxes on Conversion . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                                -------------------
         SECTION 13.9           Company to Provide Stock  . . . . . . . . . . . . . . . . . . . . . . . .   64
                                ------------------------
         SECTION 13.10          Disclaimer of Responsibility for Certain Matters  . . . . . . . . . . . .   65
                                ------------------------------------------------
         SECTION 13.11          Return of Funds Deposited for Redemption of Converted Securities  . . . .   65
                                ----------------------------------------------------------------


                                                             ARTICLE XIV
                                                            MISCELLANEOUS   . . . . . . . . . . . . . . .   65

         SECTION 14.1           TIA Controls  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                                ------------
         SECTION 14.2           Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                                -------
         SECTION 14.3           Communications by Holders with Other Holders  . . . . . . . . . . . . . .   66
                                --------------------------------------------
         SECTION 14.4           Certificate and Opinion as to Conditions Precedent  . . . . . . . . . . .   66
                                --------------------------------------------------
         SECTION 14.5           Statements Required in Certificate or Opinion . . . . . . . . . . . . . .   67
                                ---------------------------------------------
         SECTION 14.6           Rules by Trustee, Paying Agent, Registrar . . . . . . . . . . . . . . . .   67
                                -----------------------------------------
         SECTION 14.7           Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                                --------------
         SECTION 14.8           Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                                -------------
         SECTION 14.9           No Adverse Interpretation of Other Agreements . . . . . . . . . . . . . .   68
                                ---------------------------------------------
         SECTION 14.10          No Recourse Against Others  . . . . . . . . . . . . . . . . . . . . . . .   68
                                --------------------------
         SECTION 14.11          Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                                ----------
         SECTION 14.12          Duplicate Originals   . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                                -------------------
         SECTION 14.13          Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
                                ------------
         SECTION 14.14          Table of Contents, Headings, Etc. . . . . . . . . . . . . . . . . . . . .   68
                                ---------------------------------
         SECTION 14.15          Qualification of Indenture  . . . . . . . . . . . . . . . . . . . . . . .   68
                                --------------------------
         SECTION 14.16          Registration Rights   . . . . . . . . . . . . . . . . . . . . . . . . . .   69
                                -------------------
         SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   --

EXHIBIT A - FORM OF SECURITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

EXHIBIT B - REPRESENTATION LETTER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1

EXHIBIT C - FORM OF CONVERSION NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1

                             CROSS-REFERENCE TABLE

  TIA                                                                                                        INDENTURE
SECTION                                                                                                       SECTION
-------                                                                                                      ----------
310(a)(1)                                                                                                          7.10
   (a)(2)                                                                                                          7.10
   (a)(3)                                                                                                          N.A.
   (a)(4).                                                                                                         N.A.
   (a)(5).                                                                                                         7.10
   (b)                                                                                                             7.8;
                                                                                                                  7.10;
                                                                                                                   14.2
   (c)                                                                                                             N.A.
311(a)                                                                                                             7.11
   (b)                                                                                                             7.11
   (c)                                                                                                             N.A.
312(a)                                                                                                              2.5
   (b)                                                                                                             14.3
   (c)                                                                                                             14.3
313(a)                                                                                                              7.6
   (b)(1)                                                                                                          N.A.
   (b)(2)                                                                                                           7.6
   (c)                                                                                                             7.6;
                                                                                                                   14.2
   (d)                                                                                                              7.6
314(a)                                                                                                             4.6;
                                                                                                                   13.2
   (b)                                                                                                             N.A.
   (c)(1)                                                                                                          2.2;
                                                                                                                   7.2;
                                                                                                                   14.4
   (c)(2)                                                                                                          7.2;
                                                                                                                   14.4
   (c)(3)                                                                                                          N.A.
   (d)                                                                                                             N.A.
   (e)                                                                                                             14.5
   (f)                                                                                                             N.A.
315(a)                                                                                                           7.1(b)
   (b)                                                                                                             7.5;
                                                                                                                   7.6;
                                                                                                                   14.2

  TIA                                                                                                              INDENTURE
SECTION                                                                                                            SECTION
-------                                                                                                           ----------
   (c)                                                                                                                7.1(a)
   (d)                                                                                                                  2.8;
                                                                                                                       6.11;
                                                                                                                   7.1(b)(c)
   (e)                                                                                                                  6.14
316(a)(last sentence)                                                                                                    2.9
   (a)(1)(A)                                                                                                            6.11
   (a)(1)(B)                                                                                                            6.12
   (a)(2)                                                                                                               N.A.
   (b)                                                                                                                 6.12;
                                                                                                                         6.7
317(a)(1)                                                                                                                6.3
   (a)(2)                                                                                                                6.4
   (b)                                                                                                                   2.4
318(a)                                                                                                                  14.1

----------

N.A. means Not Applicable.
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of June 6, 1997, between SUNRISE ASSISTED LIVING, INC., a Delaware corporation (the "Company"), and FIRST UNION NATIONAL BANK OF VIRGINIA, a national banking association, as Trustee.

         Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 5 1/2% Convertible Subordinated Notes due 2002:


                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                 SECTION 1.1      Definitions.

                 "Acceleration Notice" shall have the meaning specified in
Section 6.2.

                 "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For purposes of this definition, the term "control" means the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

                 "Agent" means any Registrar, Paying Agent or co-Registrar.

                 "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal, state or foreign law for the relief of debtors.

                 "Beneficial Owner" for purposes of the definition of Change of Control has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Issue Date), whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events.

                 "Board of Directors" means, with respect to any person, the Board of Directors of such person or any committee of the Board of Directors of such person authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

                 "Board Resolution" means, with respect to any person, a duly adopted resolution of the Board of Directors of such person.

                 "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or Charlotte, North Carolina are authorized or obligated by law or executive order to close.

                 "Capitalized Lease Obligation" means, as to any Person, the obligation of such Person to pay rent or other amounts under a lease to which such Person is a party that is required to be classified and accounted for as a capital lease obligation under GAAP.

                 "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                 "Cash" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                 "Change of Control" means (i) an event or series of events as a result of which any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d) of the Exchange Act) (excluding the Company or any wholly-owned subsidiary thereof) is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable) of more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors, managers or trustees, as applicable, of the Company or any successor entity ("Voting Stock"), (ii) the completion of any consolidation with or merger of the Company into any other Person, or conveyance, transfer or lease by the Company of all or substantially all of its assets to any Person, or any merger of any other Person into the Company in a single transaction or series of related transactions, and, in the case of any such transaction or series of related transactions, the outstanding Common Stock of the Company is changed or exchanged as a result, unless as to any such consolidation, merger, conveyance, or transfer of lease the stockholders of the Company immediately before such transaction own, directly or indirectly, immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the Person resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (iii) such time as the Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); provided that a Change of Control shall not be deemed to have occurred if either (x) the last sale price of the Common Stock for any five Trading Days during the 10 Trading Days immediately preceding the Change of Control is at least equal to 105% of the Conversion Price in effect on such day, or (y) with respect to a merger or consolidation otherwise constituting a Change of Control described in clause
(ii) above, at least 90% of the consideration (excluding cash payments for dissenting and fractional shares) in such transaction or transactions consists of common stock or securities convertible into common stock that are, or upon issuance will be, traded on a United States national securities exchange or approved for quotation on the Nasdaq National Market.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Common Stock" means the Company's common stock, par value $.01 per share, or as such stock may be reconstituted from time to time.

                 "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture, and thereafter means such successor.

                 "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on the Issue Date or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

                 "Conversion Price" shall have the meaning specified in Section 13.4.

                 "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                 "Date of Conversion" shall have the meaning specified in
Section 13.2.

                 "Default" means any event or condition that is, or after notice or passage of time or both would be, an Event of Default.

                 "Defaulted Interest" shall have the meaning specified in
Section 2.12.

                 "Definitive Securities" means Securities that are in the form of Security attached hereto as Exhibit A that do not include the information called for by footnote 1 thereof.

                 "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the person specified in Section 2.3 as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

                 "Disqualified Capital Stock" means, with respect to the Company, Capital Stock of the Company that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by the Company, in whole or in part, on or prior to the Stated Maturity of the Notes, provided that only the portion of such Capital Stock which is so convertible, exercisable, exchangeable or redeemable or subject to repurchase prior to such Stated Maturity shall be deemed to be Disqualified Capital Stock.

                 "Distribution Date" shall have the meaning specified in
Section 13.5.

                 "DTC" shall have the meaning specified in Section 2.3.

                 "Event of Default" shall have the meaning specified in Section 6.1.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                 "Expiration Time" shall have the meaning specified in Section 13.5.

                 "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board ("FASB") or in such other statements by such other entity as approved by a significant segment of the accounting profession which are in effect in the United States; provided, however, that for purposes of determining compliance with covenants in the Indenture, "GAAP" means such generally accepted accounting principles which are in effect as of the Issue Date.

                 "Global Security" means a Security that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of Security attached hereto as Exhibit A. There shall be separate Global Securities, with separate CUSIP Numbers, to evidence interests (x) in the Securities held by "qualified institutional buyers," as defined in Rule 144A under the Securities Act, and (y) by persons who acquired their interest in the Securities in compliance with Regulation S under the Securities Act.

                 "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

                 "Indebtedness" of any person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of any such person,
(i) in respect of borrowed money (whether or not the lender has recourse to all or any portion of the assets of such person ), (ii) evidenced by credit or loan agreements, bonds, notes, debentures or similar instruments (including, without limitation, notes or similar instruments given in connection with the acquisition or any business, properties or assets of any kind), (iii) evidenced by bankers' acceptances or similar instruments issued or accepted by banks,
(iv) for the payment of money relating to a Capitalized Lease Obligation, or
(v) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit; (b) all obligations of such person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (c) all net obligations of such person under Interest Swap and Hedging Obligations; (d) all liabilities of others of the kind described in the preceding clause (a), (b) or (c) that such person has guaranteed or that is otherwise its legal liability, or which is secured by a lien on property of such person, and all obligations to purchase, redeem or acquire any Capital Stock; and (e) any and all deferrals, renewals, extensions, modifications, replacements, restatements, refinancings and refundings (whether direct or indirect) of, or any indebtedness or obligations issued in exchange for, any liability of the kind described in any of the preceding clauses (a), (b), (c) or (d), or this clause (e), whether or not between or among the same parties.

                 "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                 "Initial Purchasers" means Donaldson, Lufkin & Jenrette Securities Corporation and Alex. Brown & Sons Incorporated.

                 "Interest Payment Date" means the stated due date of an installment of interest on the Securities.

                 "Interest Swap and Hedging Obligation" means the obligations of any Person under any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement or other interest rate hedge agreement, interest rate collar agreement or other similar agreement or arrangement to which such Person is a party or beneficiary.

                 "Issue Date" means the date of first issuance of the Securities under this Indenture.

                 "Junior Securities" means any Qualified Capital Stock and any Indebtedness of the Company that is fully subordinated in right of payment to the Securities and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the Securities.

                 "Last Sale Price" shall have the meaning specified in Section 13.3.

                 "Legal Holiday" shall have the meaning specified in Section
14.7.

                 "Lien" means any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement and any lease deemed to constitute a security interest and any option or other agreement to give any security interest).

                 "Liquidated Damages" shall have the meaning specified in the Registration Rights Agreement.

                 "non-electing share" shall have the meaning specified in
Section 13.6.

                 "Non-Payment Default" shall have the meaning specified in
Section 12.2.

                 "Notice of Default" shall have the meaning specified in
Section 6.1(3), (4) or (5).

                 "Offer" shall have the meaning specified in Section 13.5.

                 "Officer" means, with respect to the Company, the Chief Executive Officer, the President, any Executive Vice President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company.

                 "Officers' Certificate" means, with respect to the Company, a certificate signed by two Officers or by an Officer and an Assistant Secretary of the Company and otherwise complying with the requirements of Section 2.2, if applicable, and Sections 14.4 and 14.5.

                 "Opinion of Counsel" means a written opinion from legal counsel, who may be an employee of or counsel to the Company, and who is reasonably acceptable to the Trustee and which complies with the requirements of Sections 14.4 and 14.5.

                 "Paying Agent" shall have the meaning specified in Section
2.3.

                 "Payment Blockage Period" shall have the meaning specified in
Section 12.2.

                 "Payment Default" shall have the meaning specified in Section 12.2.

                 "Payment Notice" shall have the meaning specified in Section 12.2.

                 "Permitted Sale/Leaseback" means any sale by the Company or any Subsidiary or Subsidiaries for fair value, as determined in good faith by the Board of Directors of the Company, of all or substantially all of its assets if the Company or any such Subsidiary simultaneously enters into an agreement to operate such assets under a lease, management contract or similar agreement with a term of at least 10 years.

                 "Person" or "person" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

                 "principal" of any Indebtedness means the principal of such Indebtedness plus, without duplication, any applicable premium, if any, on such Indebtedness.

                 "property" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                 "Purchase Agreement" means that certain Purchase Agreement, dated June 2, 1997, by and among the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                 "Purchased Shares" shall have the meaning specified in Section 13.5.

                 "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

                 "Record Date" means a Record Date specified in the Securities whether or not such Record Date is a Business Day.

                 "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture and Paragraph 5 in the form of Security.

                 "Redemption Price," when used with respect to any Security to be redeemed, means the redemption price for such redemption pursuant to Paragraph 5 in the form of Security, which shall include, without duplication, in each case, accrued and unpaid interest and Liquidated Damages, if any, to and including the Redemption Date.

                 "Registrar" shall have the meaning specified in Section 2.3.

                 "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, by and among the Initial Purchasers and the Company, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                 "Repurchase Date" shall have the meaning specified in Section 11.1.

                 "Repurchase Offer" shall have the meaning specified in Section 11.1.

                 "Repurchase Offer Period" shall have the meaning specified in
Section 11.1.

                 "Repurchase Price" shall have the meaning specified in Section 11.1.

                 "Repurchase Put Date" shall have the meaning specified in
Section 11.1.

                 "Restricted Security" means a Security, unless or until it has been (i) disposed of in a transaction effectively registered under the Securities Act or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities" means, collectively, the 5 1/2% Convertible Subordinated Notes due 2002, as supplemented from time to time in accordance with the terms hereof, issued under this Indenture.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

                 "Senior Indebtedness" means all obligations of the Company to pay the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, any Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company, unless the instrument creating or evidencing such Indebtedness provides that such Indebtedness is not senior or superior in right of payment to the Securities or which is pari passu with, or subordinated to, the Securities; provided that in no event shall Senior Indebtedness include (a) Indebtedness of the Company owed or owing to any Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary of the Company, (b) Indebtedness representing or with respect to any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services or
(c) any liability for taxes owed or owing by the Company or any Subsidiary of the Company.

                 "Shelf Registration Statement" shall have the meaning specified in the Registration Rights Agreement.

                 "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" of the Company within the meaning of Rule 1.02(w) of Regulation S-X promulgated by the Commission as in effect as of the date of the Indenture.

                 "Special Record Date" for payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

                 "Stated Maturity," when used with respect to any Security, means June 15, 2002.

                 "Subsidiary" with respect to any person, means (i) a corporation a majority of whose Capital Stock with voting power normally entitled to vote in the election of directors is at the time, directly or indirectly, owned by such person, by such person and one or more Subsidiaries of such person or by one or more Subsidiaries of such person, (ii) a partnership in which such person or a Subsidiary of such person is, at the time, a general partner and owns alone or together with one or more Subsidiaries of such person a majority of the partnership interests, or (iii) any other person (other than a corporation) in which such person, one or more Subsidiaries of such person, or such person and one or more Subsidiaries of such person, directly or indirectly, at the date of determination thereof has at least majority ownership interest.

                 "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the execution of this Indenture unless otherwise specified herein.

                 "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the Nasdaq National Market (or, if the Common Stock is not admitted to trading thereon, on the principal national securities exchange on which the Common Stock is at that time listed or admitted to trading).

                 "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.6 hereof.

                 "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                 "Trust Officer" means any officer within the corporate trust division (or any successor group) of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by the Persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

                 "U.S. Government Obligations" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

                 "Voting Stock" means the combined voting power of the then outstanding securities entitled to vote generally in election of directors, managers or trustees, as applicable, of the Company or any successor entity.

                 SECTION 1.2      Incorporation by Reference of TIA.

                 Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                 "Commission" means the SEC.

                 "indenture securities" means the Securities.

                 "indenture securityholder" means a Holder or a Securityholder.

                 "indenture to be qualified" means this Indenture.

                 "indenture trustee" or "institutional trustee" means the Trustee.

                 "obligor" on the indenture securities means the Company and any other obligor on the Securities.

                 All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them thereby.

                 SECTION 1.3      Rules of Construction.

                 Unless the context otherwise requires:

                          (1)     a term has the meaning assigned to it;

                          (2)     an accounting term not otherwise defined
has the meaning assigned to it in accordance with GAAP;

                          (3)     "or" is not exclusive;

                          (4)     words in the singular include the plural, and
words in the plural include the singular;

                          (5)     provisions apply to successive events and
transactions;

                          (6)     "herein," "hereof" and other words of similar
import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                          (7)     references to Sections or Articles means
reference to such Section or Article in this Indenture, unless stated otherwise.


                                   ARTICLE II

                                 THE SECURITIES

                 SECTION 2.1      Form and Dating.

                 The Securities and the Trustee's certificate of authentication, in respect thereof, shall be substantially in the form of Exhibit A hereto, which Exhibit is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

                 The terms and provisions contained in the forms of Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                 SECTION 2.2      Execution and Authentication.

                 Two Officers shall sign, or one Officer shall sign and one Officer shall attest to, the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

                 If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless and the Company shall nevertheless be bound by the terms of the Securities and this Indenture.

                 A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security but such signature shall be conclusive evidence that the Security has been authenticated pursuant to the terms of this Indenture.

                 The Trustee shall authenticate the Securities for original issue in the aggregate principal amount of up to $150,000,000 upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $150,000,000, except as provided in Section 2.7; provided, that Securities in excess of $130,000,000 shall not be issued other than pursuant to the over-allotment option granted by the Company to the Initial Purchasers as provided in the Purchase Agreement. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

                 The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any Affiliate of the Company, or any of their respective Subsidiaries.

                 Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

                 SECTION 2.3      Registrar and Paying Agent.

                 The Company shall maintain or cause to be maintained through the Trustee an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer, conversion or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent") and where notices and demands to or upon the Company in respect of the Securities may be served. The Company may act as Registrar or Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company hereby initially appoints the Trustee as Registrar, Paying Agent and conversion agent, and the Trustee hereby initially agrees so to act.

                 The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

                 The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Securities.

                 The Company initially appoints the Trustee to act as Securities Custodian with respect to the Global Securities.

                 SECTION 2.4      Paying Agent to Hold Assets in Trust.

                 If the Company shall have one or more Paying Agents, it will, prior to each due date for the payment of principal of, premium, if any, interest on or Liquidated Damages with respect to, the Securities, deposit with such Paying Agents Cash in an amount sufficient to make such payment, such amount to be held in trust for the benefit of the Holders, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

                 The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders all assets held by the Paying Agent for the payment of principal of, premium, if any, interest on or Liquidated Damages with respect to, the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee in writing of any Default in making any such payment. If either of the Company or a Subsidiary of the Company acts as Paying Agent, it shall, on or prior to the due date for any such payment, segregate such assets and hold them as a separate trust fund for the benefit of the Holders. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

                 SECTION 2.5      Securityholder Lists.

                 The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before the third Business Day preceding each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of Holders.

                 SECTION 2.6      Transfer and Exchange.

                          (a)     Transfer and Exchange of Definitive
Securities. When Definitive Securities are presented to the Registrar or a co-Registrar with a request:

                                  (x) to register the transfer of such
Definitive Securities; or

                                  (y) to exchange such Definitive Securities
for an equal principal amount of Definitive Securities of other authorized denominations;

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

                             (i)           shall be duly endorsed or
         accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                            (ii) in the case of a Definitive Security that is a Transfer Restricted Security, shall be accompanied by the following additional information and documents, as applicable:

                                  (A) if such Definitive Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form set forth on the reverse of the Security); or

                                  (B) if such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security); or

                                  (C) if such Definitive Security is being transferred in accordance with Regulation S under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security) and if either the Registrar or the Company so requests, an Opinion of Counsel satisfactory to the Registrar or the Company, as the case may be, to the effect that such transfer is in compliance with the Securities Act;

                                  (D) if such Definitive Security is being transferred to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1),
                 (2), (3) or (7) under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security) accompanied by a certificate in the form of Exhibit B to the Indenture to the Trustee and if either the Registrar or the Company so requests, an Opinion of Counsel satisfactory to the Registrar or the Company, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

                                  (E) if such Definitive Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security) and if either the Registrar or the Company so requests, an Opinion of Counsel satisfactory to the Registrar or the Company, as the case may be, to the effect that such transfer is in compliance with the Securities Act.

                          (b)     Restrictions on Transfer of a Definitive
Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer in form reasonably satisfactory to the Company and the Registrar or Co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing, together with:

                                  (i)      if such Definitive Security is a
         Transfer Restricted Security, certification, substantially in the form set forth on the reverse of the Security, that such Definitive Security is being transferred (x) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (y) in accordance with Regulation S under the Securities Act; and

                                  (ii)     whether or not such Definitive
         Security is a Transfer Restricted Security, written instructions directing the Registrar to make, or to direct the Securities

         Custodian to make, an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the applicable Global Security;

then the Registrar shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the appropriate Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall execute and, upon receipt of an authentication order in the form of an Officer's Certificate, the Trustee shall authenticate an appropriate new Global Security in the appropriate principal amount.

                          (c)     Transfer and Exchange of Global Securities.
The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                          (d)     Transfer of a Beneficial Interest in a Global
Security for a Definitive Security.

                                     (i)           Upon receipt by the
         Registrar of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security and upon receipt by the Registrar of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in a Transfer Restricted Security only, the following additional information and documents (all of which may be submitted by facsimile):

                                  (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the Beneficial Owner, a certification from such person to that effect (in substantially the form set forth on the reverse of the Security); or

                                  (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, a certification to that effect from the transferor (in substantially the form set forth on the reverse of the Security); or

                                  (C) if such beneficial interest is being transferred in accordance with Regulation S under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security) and if either the Registrar or the Company so requests, an Opinion of Counsel satisfactory to the Registrar or the Company, as the case may be, to the effect that such transfer is in compliance with the Securities Act;

                                  (D) if such beneficial interest is being transferred to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1),
                 (2), (3)
                 or (7) under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security) accompanied by a certificate in the form of Exhibit B to the Indenture to the Trustee and if either the Registrar or the Company so requests, an Opinion of Counsel satisfactory to the Registrar or the Company, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

                                  (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form set forth on the reverse of the Security) and if either the Registrar or the Company so requests, an Opinion of Counsel satisfactory to the Registrar or the Company, as the case may be, to the effect that such transfer is in compliance with the Securities Act;

then the Registrar or the Securities Custodian, at the direction of the Registrar, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of the applicable Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Trustee will authenticate and deliver to the transferee a Definitive Security.

                                     (ii)          Definitive Securities issued
         in exchange for a beneficial interest in a Global Security pursuant to subsection (d) this Section 2.6 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Definitive Securities to the persons in whose names such Securities are so registered.

                          (e)     Restrictions on Transfer and Exchange of
Global Securities. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.6), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                          (f)     Authentication of Definitive Securities in
Absence of Depositary.  If at any time:

                                  (i)      the Depositary for the Securities
         notifies the Company and the Company notifies the Trustee in writing that the Depositary is no longer willing or able to continue as Depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days after delivery of such notice; or

                                  (ii)     the Company, in its sole discretion,
         notifies the Trustee in writing that it elects to cause all Securities under this Indenture to be in the form of Definitive Securities;

then the Company will execute, and the Trustee, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Securities, will authenticate and deliver Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global Securities, in exchange for such Global Securities.

                          (g)     Legends.

                                     (i)           Except as permitted by the
         following paragraph (ii), each Transfer Restricted Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                 THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                 THE HOLDER OF THE SECURITIES EVIDENCED HEREBY BY ITS ACCEPTANCE HEREOF AGREES THAT SUCH SECURITIES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT AND THAT IT AND ANY SUBSEQUENT HOLDER WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO RULE 144A, FOR SO LONG AS IT IS AVAILABLE, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT,

                 OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                     (ii)          Upon any sale or transfer of
         a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                                  (A)      in the case of any Transfer
                 Restricted Security that is a Definitive Security or that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security (1) in the case of a sale or transfer pursuant to Rule 144 under the Securities Act, after delivery of a customary opinion of counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act or (2) in the case of a sale or transfer pursuant to an effective registration statement under the Securities Act; and

                                  (B)      any such Transfer Restricted
                 Security represented by a Global Security shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of subsection
                 (c) of this Section 2.6 hereof).

                          (h)     Cancellation and/or Adjustment of Global
Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be returned to or retained and cancelled by the Registrar. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Registrar or the Securities Custodian, at the direction of the Registrar, to reflect such reduction.

                          (i)     Obligations with respect to Transfers and
Exchanges of Definitive Securities and Global Securities.

                                     (i)           To permit registrations of
         transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-Registrar's written request.

                                     (ii)          No service charge shall be
         made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments, or similar governmental charge payable upon exchanges or transfers pursuant to
         Section 2.10, 3.7, 9.5, or 11.1 (final paragraph)).

                                    (iii)          The Registrar or
         co-Registrar shall not be required to register the transfer of or exchange of (a) any Definitive Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Definitive Security being redeemed in part, or (b) any Security for a period beginning 15 days before the mailing of a notice of an offer to repurchase pursuant to Article XI hereof or the mailing of a notice of redemption of Securities pursuant to Article III hereof and ending at the close of business on the day of such mailing.

                 SECTION 2.7      Replacement Securities.

                 If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Trustee, to the Trustee to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall execute and, upon receipt of an authentication order in the form of an Officer's Certificate, the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

         Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                 SECTION 2.8      Outstanding Securities.

                 Securities outstanding at any time are all the Securities that have been authenticated by the Trustee (including any Security represented by a Global Security) except those cancelled by the Registrar, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Registrar hereunder and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security, except as provided in Section 2.9.

                 If a Security is replaced pursuant to Section 2.7 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to
Section 2.7.

                 If on a Redemption Date the Paying Agent (other than the Company or an Affiliate of the Company) holds Cash or U.S. Government Obligations or if the Company (if the Company shall act as its own Paying Agent) shall have set aside and segregated in trust Cash or U.S. Government Obligations, sufficient to pay all of the principal and interest due on the Securities payable on that date in accordance with Section 3.6 hereof and payment of the Securities called for redemption is not otherwise prohibited pursuant to Article XII hereof or otherwise, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                 SECTION 2.9      Treasury Securities.

                 In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that a Trust officer having direct responsibility for the administration of this Indenture knows are so owned shall be disregarded.

                 SECTION 2.10     Temporary Securities.

                 Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company reasonably and in good faith considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as permanent Securities authenticated and delivered hereunder.

                 SECTION 2.11     Cancellation.

                 The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.7, the Company may not issue new Securities to replace Securities that have been paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.11, except as expressly permitted in the form of Securities and as permitted by this Indenture.

                 SECTION 2.12     Defaulted Interest.

                 Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the Record Date for such interest.

                 Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date plus, to the extent lawful, any interest payable on the defaulted interest (collectively, herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                                  (1)      The Company may elect to make
         payment of any Defaulted Interest to the persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of Cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such Cash when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as provided in this clause (1). Thereupon the Company, with the written consent of Trustee, shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                                  (2)      The Company may make payment of any
         Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section 2.12, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


                                  ARTICLE III

                                   REDEMPTION

                 SECTION 3.1      Right of Redemption.

                 Redemption of Securities, as permitted by any provision of this Indenture, shall be made in accordance with Paragraph 5 of the Securities and this Article III. The Company will not have the right to redeem any Securities prior to June 15, 2000. On or after June 15, 2000, the Company will have the right to redeem all or any part of the Securities at the Redemption Prices specified in Paragraph 5 therein under the caption "Redemption," in each case including accrued and unpaid interest and Liquidated Damages, if any, to, but excluding, the Redemption Date.

                 SECTION 3.2      Notices to Trustee.

                 If the Company elects to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the redemption price and the principal amount of Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders.

                 If the Company elects to reduce the principal amount of Securities to be redeemed pursuant to Paragraph 5 of the Securities by crediting against any such redemption Securities it has not previously delivered to the Trustee for cancellation, it shall so notify the Trustee in writing of the amount of the reduction and deliver such Securities with such notice.

                 The Company shall give each notice to the Trustee provided for in this Section 3.2 at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

                 SECTION 3.3      Selection of Securities to Be Redeemed.

                 If less than all of the Securities are to be redeemed pursuant to Paragraph 5 thereof, the Trustee shall select the Securities to be redeemed on a pro rata basis, by lot or by such other method as the Trustee shall determine to be fair and appropriate and in such manner as complies with any applicable depositary, legal and stock exchange or automated quotation system requirements.

                 The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

                 SECTION 3.4      Notice of Redemption.

                 At least 30 days but not more than 60 days before a Redemption Date, the Company shall send a notice of redemption to the Trustee and each Holder whose Securities are to be redeemed. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Securities to be redeemed and shall state:

                                  (1)      the Redemption Date, and that the
         Securities called for redemption may not be converted after the fifth Business Day prior to the Redemption Date;

                                  (2)      the Redemption Price, including the
         amount of accrued and unpaid interest and Liquidated Damages, if any, to be paid upon such redemption;

                                  (3)      the name, address and telephone
         number of the Paying Agent;

                                  (4)      that Securities called for
         redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                                  (5)      that, unless (a) the Company
         defaults in its obligation to deposit Cash with the Paying Agent in accordance with Section 3.6 hereof or (b) such redemption payment is prohibited pursuant to Article XII hereof or otherwise, interest on, and Liquidated Damages with respect to, Securities called for redemption cease to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to, but excluding, the Redemption Date, upon surrender to the Paying Agent of the Securities called for redemption and to be redeemed;

                                  (6)      if any Security is being redeemed in
         part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new

         Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                                  (7)      if less than all the Securities are
         to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

                                  (8)      the CUSIP number of the Securities
         to be redeemed; and

                                  (9)      that the notice is being sent
         pursuant to this Section 3.4 and pursuant to the redemption provisions of Paragraph 5 of the Securities.

                 SECTION 3.5      Effect of Notice of Redemption.

                 Once notice of redemption is mailed in accordance with Section 3.4, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to, but excluding, the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the corresponding Interest Payment Date, the accrued interest and Liquidated Damages, if any, shall be payable to the Holder of the redeemed Securities registered on the relevant Record Date; and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest or Liquidated Damages shall accrue for the period from such Redemption Date to such succeeding Business Day.

                 SECTION 3.6      Deposit of Redemption Price.

                 Prior to the Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, on or prior to the Redemption Date, set aside, segregate and hold in trust as provided in Section 2.4) Cash sufficient to pay the Redemption Price of, including accrued and unpaid interest on, and Liquidated Damages with respect to, all Securities to be redeemed on such Redemption Date (other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any Cash so deposited which is not required for that purpose upon the written request of the Company.

                 If the Company complies with the preceding paragraph and the other provisions of this Article III and payment of the Securities called for redemption is not prohibited under Article XII or otherwise, interest and Liquidated Damages on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment. Notwithstanding anything herein to the contrary, if any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, Liquidated Damages shall continue to accrue and be paid from the Redemption Date if so required pursuant to Section 3 of the Registration

Rights Agreement and interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 4.1 hereof and the Security.

                 SECTION 3.7      Securities Redeemed in Part.

                 Upon surrender of a Security that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, at the expense of the Company, without service charge to the Holder, a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE IV

                                   COVENANTS

                 SECTION 4.1      Payment of Securities.

                 The Company shall pay the principal of, interest on, and Liquidated Damages with respect to, the Securities on the dates and in the manner provided in the Securities and the Registration Rights Agreement, as applicable. An installment of principal of, interest on, or Liquidated Damages with respect to, the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent holds for the benefit of the Holders (or if the Company is acting as its own Paying Agent, the Company shall have set aside, segregated and held in trust as provided in Section 2.4), on or before 10:00 a.m. New York City time on that date, Cash deposited and designated for and sufficient to pay the installment.

                 The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Securities compounded semi-annually, to the extent lawful.

                 On or prior to the effective date of this Indenture, the Trustee shall establish a segregated non-interest bearing corporate trust account (the "Payment Account") maintained by the Trustee for the benefit of the Holders in which, at any time while the Trustee is Paying Agent, all amounts paid to the Trustee for the benefit of the Holders in respect of the Securities will be held and from which the Trustee (if the Trustee is Paying Agent) shall make payments to the Holders in accordance with this Indenture and the Securities. The Trustee and any agent of the Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Indenture. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Trustee in the Payment Account for the exclusive benefit of the Holders, subject to subordination to Senior Indebtedness in accordance with Article 10 hereof.

                 SECTION 4.2      Maintenance of Office or Agency.

                 The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 14.2.

                 The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York as such office.

                 SECTION 4.3      Corporate Existence.

                 Subject to Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to any of its Subsidiaries, any such existence, right or franchise, if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of such entity.

                 SECTION 4.4      Payment of Taxes and Other Claims.

                 Except with respect to immaterial items, the Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or any of their respective properties and assets and
(ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company or any of its Subsidiaries; provided, however, that neither the Company nor any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

                 SECTION 4.5      Maintenance of Properties and Insurance.

                 The Company shall cause all properties used or useful to the conduct of its business and the business of each of its Subsidiaries and material to the Company and its Subsidiaries, as the case may be, to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its reasonable good faith judgment may be necessary, so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this
Section 4.5 shall prevent the Company or any Subsidiary from discontinuing any operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of the business of such entity.

                 The Company shall provide, or cause to be provided, for itself and each of its Significant Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith judgment of the Company is adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with (except for self-insurance) reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith judgment of the Company and adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner for entities similarly situated in the industry, unless failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and such Subsidiaries taken as a whole.

                 SECTION 4.6      Compliance Certificate; Notice of Default.

                          (a)     The Company shall deliver to the Trustee
within 120 days after the end of its fiscal year an Officers' Certificate complying with Section 314(a)(4) of the TIA and stating that a review of its activities during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company to comply with any conditions or covenants in this Indenture and, if such signor does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                          (b)     The Company shall, so long as any of the
Securities are outstanding, deliver to the Trustee, promptly upon becoming aware of any Default, Event of Default or fact which would prohibit the making of any payment to or by the Trustee in respect of the Securities, an Officers' Certificate specifying such Default, Event of Default or fact and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of any Default, any Event of Default or any such fact unless one of its Trust Officers receives notice thereof from the Company or any of the Holders.

                 SECTION 4.7      Reports.

                 Whether or not the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall deliver or cause to be delivered to the Trustee and to each Holder and to prospective purchasers of Securities identified to the Company by an Initial Purchaser, within 15 days after it is or would have been required to file such with the SEC, annual and quarterly consolidated financial statements substantially equivalent to financial statements that would have been included in reports filed with the SEC if the Company was subject to the requirements of
Section 13 or 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the SEC and, in each case, together with a management's discussion and analysis of financial condition and results of operations which would be so required.

                 SECTION 4.8      Limitation on Status as Investment Company.

                 Neither the Company nor any of its Subsidiaries shall become an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or otherwise become subject to regulation under the Investment Company Act.

                 SECTION 4.9      Waiver of Stay, Extension or Usury Laws.

                 The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium of, interest on, or Liquidated Damages with respect to, the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                 SECTION 4.10     Rule 144A Information Requirement.

                 If at any time there are Transfer Restricted Securities outstanding and the Company shall cease to have a class of equity securities registered under Section 12(g) of the Exchange Act or shall cease to be subject to Section 15(d) of the Exchange Act, the Company shall furnish to the Holders or beneficial holders of the Securities or the underlying Common Stock and prospective purchasers of Securities or the underlying Common Stock designated by the Holders of Transfer Restricted Securities, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act until such time as the Shelf Registration Statement has become effective under the Securities Act. The Company shall also furnish such information during the pendency of any suspension of effectiveness of the Shelf Registration Statement.

                                   ARTICLE V

                             SUCCESSOR CORPORATION

                 SECTION 5.1      Limitation on Merger, Sale or Consolidation.

                          (a)     The Company shall not, directly or
indirectly, consolidate with or merge with or into another Person or sell, lease, convey or transfer all or substantially all of its assets (other than to a wholly-owned Subsidiary or Subsidiaries) whether in a single transaction or a series of related transactions, to another Person or group of affiliated Persons, unless (i) either (a) in the case of a merger or consolidation, the Company is the surviving entity or (b) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of the Company in connection with the Securities and the Indenture; and (ii) no Default or Event of Default shall exist or shall occur immediately after giving effect to such transaction; and
(iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and, if a supplemental indenture is required, such supplemental indenture comply with the Indenture and that all conditions precedent relating to such transaction have been satisfied; provided, however, that the foregoing limitation shall not be deemed to apply to a Permitted Sale/Leaseback.

                          (b)     For purposes of clause (a) of this Section
5.1 and Section 13.6, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                 SECTION 5.2      Successor Corporation Substituted.

                 Upon any consolidation or merger or any sale, lease, conveyance or transfer of all or substantially all of the assets of the Company in accordance with the foregoing, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, lease, conveyance or transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor corporation had been named therein as the Company, and when a successor corporation duly assumes all of the obligations of the Company pursuant hereto and pursuant to the Securities, the predecessor shall be released from such obligations (except with respect to any obligations that arise from or as a result of such transaction).

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

                 SECTION 6.1      Events of Default.

                 "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                  (1)      failure to pay any installment of
         interest on, or Liquidated Damages with respect to, the Securities as and when the same becomes due and payable, or to perform any conversion of the Securities required under this Indenture, and the continuance of such failure for a period of 30 days, whether or not such payment is prohibited by Article XII;

                                  (2)      failure to pay all or any part of
         the principal of, or premium, if any on the Securities when and as the same become due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, failure to pay all or any part of the Repurchase Price on the Repurchase Date in accordance with
         Article XI, whether or not such payment is prohibited by Article XII;

                                  (3)      failure by the Company to observe or
         perform any covenant or agreement contained in the Securities or this Indenture (other than a default in the performance of any covenant or agreement which is specifically dealt with elsewhere in this Section 6.1), and continuance of such failure for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the then outstanding Securities, a written notice specifying such failure, requesting it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                                  (4)       failure by the Company or any
         Significant Subsidiary to pay principal, premium or interest when due (after giving effect to any applicable period of grace) at maturity of any Indebtedness (other than non-recourse obligations), in an amount in excess of $10,000,000 and the continuance of such failure for 30 days after there has been given, by registered or certified mail, to the Company or to the Trustee by the Holders of at least 25% in aggregate principal amount of the then outstanding Securities, a written notice specifying such default, requesting that it be remedied and stating that such notice is a "Notice of Default" hereunder;

                                  (5)      default by the Company or any
         Significant Subsidiary with respect to any Indebtedness (other than non-recourse obligations), which default results in the acceleration of Indebtedness having a principal amount in excess of $10,000,000 without such Indebtedness having been discharged or such acceleration having been rescinded or annulled for 30 days after there has been given, by registered or certified mail, to the Company or to the Trustee by the Holders of at least 25% in aggregate principal amount of the then outstanding

         Securities, a written notice specifying such default, requesting that it be remedied and stating that such notice is a "Notice of Default" hereunder;

                                  (6)      a decree, judgment, or order by a
         court of competent jurisdiction shall have been entered adjudging the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, and such decree, judgment, or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, any of its Significant Subsidiaries, or of the property of any such Person, or for the winding up or liquidation of the affairs of any such Person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

                                  (7)      the Company or any of its
         Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors; or take any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

                                  (8)      final unsatisfied judgments not
         covered by insurance, aggregating in excess of $10,000,000 at any one time shall have been rendered against the Company or any of its Significant Subsidiaries and not have been stayed, bonded or discharged for a period (during which execution shall not be effectively stayed) of 60 days (or, in the case of any such final judgment which provides for payment over time, which shall so remain unstayed, unbonded or undischarged beyond any applicable payment date provided therein).

                 Notwithstanding the 60-day period and notice requirement contained in Section 6.1(3) above, with respect to a default under Article XI the 60-day period referred to in Section 6.1(3) shall be deemed to have begun as of the date the Change of Control notice is required to be sent in the event that the Company has not complied with the provisions of Section 11.1 and the Trustee or Holders of at least 25% in principal amount of the outstanding Securities thereafter give the Notice of Default referred to in Section 6.1(3) to the Company and, if applicable, the Trustee; provided, however, that if the breach or default is a result of a default in the payment when due of the Repurchase Price on the Repurchase Date, such Event of Default shall be deemed, for purposes of this Section 6.1, to arise no later than on the last Repurchase Date.

                 SECTION 6.2 Acceleration of Maturity Date; Rescission and Annulment.

                 If an Event of Default (other than an Event of Default specified in Section 6.1(6) or (7) relating to the Company) occurs and is continuing, then, and in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of then outstanding Securities, by a notice in writing to the Company (and to the Trustee if given by Holders) (an "Acceleration Notice"), may declare all of the principal of the Securities (or the Repurchase Price if the Event of Default includes failure to pay the Repurchase Price, determined as set forth below), including in each case accrued interest thereon and Liquidated Damages with respect thereto, to be due and payable immediately. If an Event of Default specified in Section 6.1(6) or
(7) relating to the Company occurs, all principal, accrued interest thereon and Liquidated Damages with respect thereto will be immediately due and payable on all outstanding Securities without any declaration or other act on the part of Trustee or the Holders.

                 At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article VI, the Holders of no less than a majority in aggregate principal amount of then outstanding Securities, by written notice to the Company and the Trustee, may rescind, on behalf of all Holders, any such declaration of acceleration if:

                                  (1)      the Company has paid or deposited
         with the Trustee Cash sufficient to pay

                                        (A)     all overdue interest on, and
                 Liquidated Damages with respect to, all Securities,

                                        (B)     the principal of (and premium,
                 if any, applicable to) any Securities which would then be due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Securities,

                                        (C)     to the extent that payment of
                 such interest is lawful, interest upon overdue interest and Liquidated Damages at the rate borne by the Securities,

                                        (D)     all sums paid or advanced by
                 the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

                                  (2)      all Events of Default, other than
         the non-payment of the principal of, premium, if any, interest on and Liquidated Damages with respect to Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.12, including, if applicable, any Event of Default relating to the covenants contained in Section 11.1.

Notwithstanding the previous sentence of this Section 6.2, no waiver shall be effective against any Holder for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Security affected thereby, unless all such affected Holders agree, in writing, to waive such Event of Default or other event. No such waiver shall cure or waive any subsequent Default or Event of Default or impair any right consequent thereon.

                 SECTION 6.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

                 The Company covenants that if an Event of Default in payment of principal, premium, interest or Liquidated Damages specified in clause (1) or (2) of Section 6.1 occurs and is continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any), interest, Liquidated Damages and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), Liquidated Damages and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including compensation to, and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                 If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                 SECTION 6.4      Trustee May File Proofs of Claim.

                 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, interest or Liquidated Damages) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including

                                  (1)      to file and prove a claim for the
         whole amount of principal (and premium, if any), interest and Liquidated Damages owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel and any amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

                                  (2)      to collect and receive any moneys or
         other property payable or deliverable on any such claims and to distribute the same in accordance with Section 6.6;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                 SECTION 6.5 Trustee May Enforce Claims Without Possession of Securities.

                 All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of reasonable compensation to, and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                 SECTION 6.6      Priorities.

                 Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any), interest or Liquidated Damages, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST: To the Trustee in payment of all amounts due pursuant to Section 7.7;

                 SECOND: To the holders of Senior Indebtedness of the Company to the extent provided in Article XII;

                 THIRD: To the Holders in payment of the amounts then due and unpaid for principal of, premium (if any), interest on and Liquidated Damages with respect to, the Securities in respect or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), interest and Liquidated Damages, respectively; and

                 FOURTH:  The remainder, if any, to the Company.

                 SECTION 6.7      Limitation on Suits.

                 No Holder of any Security shall have any right to institute or order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                                  (A)      such Holder has previously given
         written notice to the Trustee of a continuing Event of Default;

                                  (B)      the Holders of not less than 25% in
         principal amount of then outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                                  (C)      such Holder or Holders have offered
         to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

                                  (D)      the Trustee for 60 days after its
         receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                                  (E)      no direction inconsistent with such
         written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of then outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                 SECTION 6.8 Unconditional Right of Holders to Receive Principal, Premium, Interest and Liquidated Damages, and to Convert.

                 Notwithstanding any other provision of this Indenture but subject to the provisions of Article XII, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium (if any), interest on and Liquidated Damages with respect to, such Security when due (including, in the case of redemption, the Redemption Price on the applicable Redemption Date, and in the case of the Repurchase Price, on the applicable Repurchase Date) and to convert such Security in accordance with Article XIII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

                 SECTION 6.9      Rights and Remedies Cumulative.

                 Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 SECTION 6.10     Delay or Omission Not Waiver.

                 No delay or omission by the Trustee or by any Holder of any Security to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                 SECTION 6.11     Control by Holders.

                 The Holder or Holders of no less than a majority in aggregate principal amount of then outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, provided, that

                          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                          (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

                          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                 SECTION 6.12     Waiver of Past Default.

                 The Holder or Holders of not less than a majority in aggregate principal amount of then outstanding Securities may, on behalf of all Holders, prior to the declaration of acceleration of the maturity of the Securities, waive any past default hereunder and its consequences, except a default

                                  (A)      in the payment of the principal of,
         premium, if any, interest on, or Liquidated Damages with respect to, any Security not yet cured, or

                                  (B)      in respect of a covenant or
         provision hereof which, under Article IX, cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.

                 SECTION 6.13     Undertaking for Costs.

                 All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.13 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of then outstanding Securities, or to any suit instituted by any Holder for enforcement of the payment of principal of, premium (if any), interest on or Liquidated Damages with respect to, any Security on or after the respective Stated Maturity of such Security (including, in the case of redemption, on or after the Redemption
Date).

                 SECTION 6.14     Restoration of Rights and Remedies.

                 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


                                  ARTICLE VII

                                    TRUSTEE

                 The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

                 SECTION 7.1      Duties of Trustee.

                          (a)     If an Event of Default has occurred and is
continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

                          (b)     Except during the continuance of an Event of
Default:

                          (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee.

                          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                          (c)     The Trustee may not be relieved from
liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                          (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

                          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.11.

                          (d)     No provision of this Indenture shall require
the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                          (e)     Every provision of this Indenture that in any
way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this Section 7.1.

                          (f)     The Trustee shall not be liable for interest
on any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

                 SECTION 7.2      Rights of Trustee.

                 Subject to Section 7.1:

                          (a)     The Trustee may rely on any document believed
by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                          (b)     Before the Trustee acts or refrains from
acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 14.4 and 14.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or advice of counsel.

                          (c)     The Trustee may act through its attorneys and
agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                          (d)     The Trustee shall not be liable for any
action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                          (e)     The Trustee shall not be bound to make any
investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                          (f)     The Trustee shall be under no obligation to
exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                          (g)     Unless otherwise specifically provided for in
this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                          (h)     The Trustee shall have no duty to inquire as
to the performance of the Company's covenants herein. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except
(i) any Event of Default occurring pursuant to Sections 6.1(1) or 6.1(2), or
(ii) any Default or Event of Default of which a Trust Officer having direct responsibility for the administration of this Indenture shall have received written notification or obtained actual knowledge. The Trustee shall promptly notify the Company in writing of any Default or Event of Default of which the Trustee has knowledge; provided that any failure to do so shall not affect any rights of the Trustee or the Holders hereunder.

                 SECTION 7.3      Individual Rights of Trustee.

                 The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, any of its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                 SECTION 7.4      Trustee's Disclaimer.

                 The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities and it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

                 SECTION 7.5      Notice of Default.

                 If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal (or premium, if any) of, interest on or Liquidated Damages with respect to, any Security (including the payment of the Repurchase Price on the Repurchase Date and the payment of the Redemption Price on the Redemption Date), the Trustee may withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the Securityholders.

                 SECTION 7.6      Reports by Trustee to Holders.

                 Within 60 days after each July 15 beginning with the July 15 following the date of this Indenture, the Trustee shall, if required by law, mail to each Securityholder a brief report dated as of such July 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

                 The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

                 A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC, if required by law, and each stock exchange, if any, on which the Securities are listed.

                 SECTION 7.7      Compensation and Indemnity.

                 The Company agrees to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

                 The Company agrees to indemnify the Trustee (in its capacity as Trustee) and each of its officers, directors, employees, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss or liability incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the offering and sale of the

Securities or the administration of this trust and its rights or duties hereunder including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and enforcing this indemnification provision. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

                 To secure the Company's payment obligations in this Section 7.7, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest or Liquidated Damages on particular Securities pursuant to Article III.

                 When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                 The Company's obligations under this Section 7.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article VIII of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

                 SECTION 7.8      Replacement of Trustee.

                 The Trustee may resign by so notifying the Company in writing. The Holder or Holders of a majority in principal amount of then outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's consent. The Company may remove the Trustee if:

                          (a)     the Trustee fails to comply with Section
7.10;

                          (b)     the Trustee is adjudged bankrupt or
insolvent;

                          (c)     a receiver, Custodian, or other public
officer takes charge of the Trustee or its property; or

                          (d)     the Trustee becomes incapable of acting.

                 No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 7.8.

                 If the instrument of acceptance by a successor Trustee required by this Section 7.8 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. At any time within one year after a successor Trustee appointed by the Company takes office, the Holder or Holders of a majority in principal amount of then outstanding Securities may, with the Company's consent, appoint a successor Trustee to replace such successor Trustee as so appointed by the Company.

                 A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the retiring Trustee provided for in
Section 7.7 have been paid, the retiring Trustee shall transfer all property held by it as trustee to the successor Trustee, subject to the lien provided in
Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

                 If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the Company or any Holder or Holders of at least 10% in principal amount of then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 If the Trustee fails to comply with Section 7.10, any Holder or Holders of at least 10% in principal amount of then outstanding Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 Notwithstanding replacement of the Trustee pursuant to this
Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                 SECTION 7.9      Successor Trustee by Merger, Etc.

                 If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                 SECTION 7.10     Eligibility; Disqualification.

                 The Trustee shall at all times satisfy the requirements of TIA
Section 310(a)(1), (2) and (5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

                 SECTION 7.11     Preferential Collection of Claims Against
Company.

                 The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

                 SECTION 8.1      Satisfaction and Discharge of Indenture.

                 The Company may terminate its obligations under this Indenture (subject to the provisions of Section 7.7 and this Article VIII) when it shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Article II hereof) and the following conditions shall be satisfied:

                          (1)     The Company has paid all sums payable under
the Indenture; and

                          (2)     The Company shall have delivered to the
Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent have been complied with as contemplated by this Section 8.1.

                 SECTION 8.2      Repayment to the Company.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, for the payment of the principal of, premium, if any, interest on or Liquidated Damages with respect to any Security and remaining unclaimed for two years after such principal, premium, if any, interest or Liquidated Damages has become due and payable shall be paid to the Company on its request; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.


                                   ARTICLE IX

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

                 SECTION 9.1      Supplemental Indentures Without Consent of
Holders.

                 Without the consent of any Holder, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                          (1)     to cure any ambiguity, defect, or
inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided, that such action pursuant to this clause (1) does not adversely affect the rights of any Holder;

                          (2)     to create additional covenants of the Company
for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or to make any other change that does not adversely affect the rights of any Holder, provided, that the Company has delivered to the Trustee an Opinion of Counsel stating that such change pursuant to this clause (2) does not adversely affect the rights of any Holder;

                          (3)     to provide for collateral for or guarantors of
the Securities;

                          (4)     to evidence the succession of another Person
to the Company and the assumption by any such successor of the obligations of the Company herein and in the Securities in accordance with Article V; or

                          (5)     to comply with the TIA.

                 SECTION 9.2 Amendments, Supplemental Indentures and Waivers with Consent of Holders.

                 Subject to the last sentence of this paragraph, with the consent of the Holders of not less than a majority in aggregate principal amount of then outstanding Securities, by written act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or the Securities or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Securities or of modifying in any manner the rights of the Holders under this Indenture or the Securities. Subject to the last sentence of this paragraph, the Holder or Holders of not less than a majority in aggregate principal amount of then outstanding Securities may, in writing, waive compliance by the Company with any provision of this Indenture or the Securities. Notwithstanding any of the above, however, no such amendment, supplemental indenture or waiver shall, without the consent of the Holder of each outstanding Security affected thereby:

                          (1)     change the Stated Maturity of any Security or
reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon or Liquidated Damages with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment or the conversion of any Security on or after the due date thereof (including, in the case of redemption, on or after the Redemption Date), or reduce the Repurchase Price, or alter the terms of this Indenture regarding a Repurchase Offer or redemption provisions in a manner adverse to the Holders;

                          (2)     reduce the percentage in principal amount of
the outstanding Securities, the consent of whose Holders is required for any such amendment, supplemental indenture or waiver provided for in the Indenture;

                          (3)     adversely affect the right of such Holder to
convert Securities; or

                          (4)     provide that other provisions of the
Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

                 It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                 After an amendment, supplement or waiver under this Section
9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                 After an amendment, supplement or waiver under this Section
9.2 or Section 9.4 becomes effective, it shall bind each Holder.

                 In connection with any amendment, supplement or waiver under this Article IX, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or (at the option of the Company) to all Holders, consideration for consent to such amendment, supplement or waiver.

                 SECTION 9.3      Compliance with TIA.

                 Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

                 SECTION 9.4      Revocation and Effect of Consents.

                 Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by written notice to the Company or the Person designated by the Company as the Person to whom consents should be sent if such revocation is received by the Company or such Person before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                 The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                 After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (4) of Section 9.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest on and Liquidated Damages with respect to a Security, on or after the respective dates set for such amounts to become due and payable as then expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates.

                 SECTION 9.5      Notation on or Exchange of Securities.

                 If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee or require the Holder to put an appropriate notation on the Security. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Any failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

                 SECTION 9.6      Trustee to Sign Amendments, Etc.

                 The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX; provided, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officer's Certificate stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture and that all conditions precedent have been satisfied.


                                   ARTICLE X

                          MEETINGS OF SECURITYHOLDERS


                 SECTION 10.1       Purposes for Which Meetings May Be Called.

                 A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

                          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article VI;

                          (b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article VII;

                          (c) to consent to an amendment, supplement or waiver pursuant to provisions of Section 9.2; or

                          (d) to take any other action (i) authorized to be taken by or on behalf of the Holder or Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

                 SECTION 10.2       Manner of Calling Meetings.

                 The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 10.1, to be held at such time and at such place in the City of New York, New York or elsewhere as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company and to the Holders at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

                 Any meeting of Securityholders shall be valid without notice if the Holders of all Securities then outstanding are present in Person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                 SECTION 10.3       Calling of Meetings by the Company or
Holders.

                 In case at any time the Company or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders to take any action specified in Section 10.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in the City of New York, New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 10.2, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week of a general circulation in the City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

                 SECTION 10.4       Who May Attend and Vote at Meetings.

                 To be entitled to vote at any meeting of Securityholders, a Person shall (a) be a registered Holder of one or more Securities, or (b) be a Person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company, and its counsel.

                 SECTION 10.5 Regulations May Be Made by Trustee; Conduct of the Meeting; Voting Rights; Adjournment.

                 Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any action by or any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those Persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

                 The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

                 At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not then outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.2 or Section 10.3 may be adjourned from time to time by vote of the Holder or Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

                 SECTION 10.6       Voting at the Meeting and Record to Be
Kept.

                 The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.2 or published as provided in Section 10.3. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                 Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                 SECTION 10.7 Exercise of Rights of Trustee or Securityholders May Not Be Hindered or Delayed by Call of Meeting.

                 Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.


                                   ARTICLE XI

              RIGHT TO REQUIRE REPURCHASE UPON A CHANGE OF CONTROL

                 SECTION 11.1 Repurchase of Securities at Option of the Holder Upon a Change of Control.

                          (a)     In the event that a Change of Control occurs,
each Holder shall have the right, at such Holder's option, subject to the terms and conditions of this Indenture, to require the Company to repurchase all or any part of such Holder's Securities (provided, that the principal amount of such Securities must be $1,000 or an integral multiple thereof) on a date to be established by the Company (the "Repurchase Date") that is no later than 50 Business Days (as such date may be extended pursuant to clause (2) of subsection (b) of this Section 11.1) after the occurrence of such Change of Control, at a cash price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to, but excluding, the Repurchase Date.

                          (b)     In the event that, pursuant to this Section
11.1, the Company shall be required to commence an offer to purchase Securities (a "Repurchase Offer"), the Company shall follow the procedures set forth in this Section 11.1 as follows:

                                  (1)      the Repurchase Offer shall commence
         within 25 Business Days following a Change of Control;

                                  (2)      the Repurchase Offer shall remain
         open for 20 Business Days following its commencement, except to the extent that a longer period is required by applicable law, but in any case the Repurchase Offer must be completed and the Repurchase Date must occur not more than 60 Business Days following the Change of Control (the "Repurchase Offer Period");

                                  (3)      upon the expiration of a Repurchase
         Offer, the Company shall purchase all Securities tendered in response to the Repurchase Offer;

                                  (4)      if the Repurchase Date is on or
         after an interest payment record date and on or before the related Interest Payment Date and Damage Payment Date, any accrued interest and Liquidated Damages will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest or Liquidated Damages will be payable to Securityholders who tender Securities pursuant to the Repurchase Offer;

                                  (5)      the Company shall provide the
         Trustee with notice of the Repurchase Offer at least 5 Business Days before the commencement of any Repurchase Offer; and

                                  (6)      on or before the commencement of any
         Repurchase Offer, the Company or the Trustee (upon the request and at the expense of the Company) shall send, by first-class mail, a notice to each of the Securityholders, which (to the extent consistent with this Indenture) shall govern the terms of the Repurchase Offer and shall state:

                                        (i)           that the Repurchase Offer
         is being made pursuant to such notice and this Section 11.1 and that all Securities, or portions thereof, tendered will be accepted for payment;

                                        (ii)          the Repurchase Price
         (including the amount of accrued and unpaid interest and Liquidated Damages, if any), the Repurchase Date and the Repurchase Put Date;

                                        (iii)         that any Security, or
         portion thereof, not tendered or accepted for payment will continue to accrue interest and Liquidated Damages, if any;

                                        (iv)           that, unless the Company
         defaults in depositing Cash with the Paying Agent in accordance with the last paragraph of this clause (b) or such payment is prevented pursuant to Article XII, any Security, or portion thereof, accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest and Liquidated Damages after the Repurchase Date;

                                        (v)           that Holders electing to
         have a Security, or portion thereof, purchased pursuant to a Repurchase Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the earlier of (a) the third Business Day prior to the Repurchase Date and (b) the third Business Day following the expiration of the Repurchase Offer (such earlier date being the "Repurchase Put Date");

                                        (vi)           that Holders will be
         entitled to withdraw their election, in whole or in part, if the Paying Agent receives, up to the close of business on the Repurchase Put Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder is withdrawing and a statement that such Holder is withdrawing his election to have such principal amount of Securities purchased; and

                                        (vii)           a brief description of
         the events resulting in such Change of Control.

                 Any such Repurchase Offer shall comply with all applicable provisions of Federal and state laws, including those regulating tender offers, if applicable, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws.

                 On or before the Repurchase Date, the Company shall (i) accept for payment Securities or portions thereof properly tendered pursuant to the Repurchase Offer on or before the Repurchase Put Date, (ii) deposit with the Paying Agent Cash sufficient to pay the Repurchase Price of all Securities or portions thereof so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate listing the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to Holders of Securities so accepted payment in an amount equal to the Repurchase Price (together with accrued and unpaid interest and Liquidated Damages, if any), and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof The Company will publicly announce the results of the Repurchase Offer on or as soon as practicable after the Repurchase Date.


                                  ARTICLE XII

                                 SUBORDINATION

                 SECTION 12.1     Securities Subordinated to Senior
Indebtedness.

                 The Company and each Holder, by its acceptance of Securities, agree that (a) the payment of the principal of and interest on the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of the Securities by the Company and any premium and Liquidated Damages (including, without limitation, pursuant to Article XI) is subordinated, to the extent and in the manner provided in this Article XII, to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.

                 This Article XII shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

                 SECTION 12.2     No Payment on Securities in Certain
Circumstances.

                          (a)     No payment may be made by the Company on
account of the principal of, premium, if any, interest on, or Liquidated Damages with respect to, the Securities, or to acquire any of the Securities (including repurchases of Securities at the option of the Holder pursuant to a Repurchase Offer) for cash or property (other than Junior Securities), or on account of the redemption provisions of the Securities, (i) upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness are first paid in full (or such payment is duly provided for), or (ii) in the event of default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness of the Company when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

                          (b)     Upon (i) the happening of an event of default
(other than a Payment Default) that permits, or would permit, with (w) the passage or time, (x) the giving of notice, (y) the making of any payment in respect of the Securities then required to be made, or (z) any combination thereof (collectively, a "Non-Payment Default"), the holders of Senior Indebtedness having a principal amount then outstanding in excess of $3,000,000 (or with respect to which Senior Indebtedness the holders are obligated to lend the Company in excess of $3,000,000 principal amount) or their representative immediately to accelerate its maturity and (ii) written notice of such Non-Payment Default given to the Company and the Trustee by the holders of an aggregate of at least $3,000,000 principal amount outstanding of such Senior Indebtedness (or holders of commitments to lend an aggregate of at least $3,000,000 principal amount of Senior Indebtedness) or their representative (a "Payment Notice"), then, unless and until such Non-Payment Default has been cured or waived or otherwise has ceased to exist, no payment (by set-off or otherwise) may be made by or on behalf of the Company on account of the principal of, premium, if any, interest on, or Liquidated Damages with respect to, the Securities, or to acquire or repurchase any of the Securities for cash or property, or on account of the redemption provisions of the Securities, in any such case other than payments made with Junior Securities. Notwithstanding the foregoing, unless (i) the Senior Indebtedness in respect of which such Non-Payment Default exists has been declared due and payable in its entirety within 179 days after the Payment Notice is delivered as set forth above (the "Payment Blockage Period"), and (ii) such declaration has not been rescinded or waived, at the end of the Payment Blockage Period, the Company shall be required to pay all sums not paid to the Holders of the Securities during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Securities. Not more than one Payment Notice may be given in any 365-day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period. In no event, however, may the total number of days during which any Payment Blockage Period or Payment Blockage periods are in effect exceed 179 days in the aggregate during any consecutive 365-day period.

                          (c)     In furtherance of the provisions of Section
12.1, in the event that, notwithstanding the foregoing provisions of this
Section 12.2, any payment or distribution of assets of the Company (other than Junior Securities) shall be received by the Trustee or the Holders or any Paying Agent at a time when such payment or distribution is prohibited by the provisions of this Section 12.2, then such payment or distribution (subject to the provisions of Section 12.7) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by the Trustee or such Holders or such Paying Agent, as the case may be, to the holders of Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness of the Company in full after giving effect to any concurrent payment and distribution to the holders of such Senior Indebtedness.

                 SECTION 12.3 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization.

                 Upon any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

                          (a) the holders of all Senior Indebtedness of the Company shall first be entitled to receive payments in full (or have such payment duly provided for) before the Holders are entitled to receive any payment on account of the principal of, premium, if any, interest on, and Liquidated Damages with respect to, the Securities (other than Junior Securities);

                          (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities) to which the Holders or the Trustee on behalf of the Holders would be entitled (by setoff or otherwise), except for the provisions of this Article XII, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of Senior Indebtedness of the Company or their representative to the extent necessary to make payment in full of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities), shall be received by the Trustee or the Holders or any Paying Agent (or, if the Company or any Affiliate of the Company is acting as its own Paying

         Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of, premium, if any, interest on and Liquidated Damages with respect to, the Securities before all Senior Indebtedness of the Company is paid in full, such payment or distribution (subject to the provisions of Section 12.7) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of such Senior Indebtedness, or their respective representative, ratably according to the respective amounts of such Senior Indebtedness held or represented by each, to the extent necessary to make payment as provided herein of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of such Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Indebtedness.

                 SECTION 12.4 Securityholders to Be Subrogated to Rights of Holders of Senior Indebtedness.

                 Subject to the payment in full of all Senior Indebtedness of the Company as provided herein, the Holders of Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Indebtedness by the Company, or by or on behalf of the Holders by virtue of this Article XII, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company or on account of such Senior Indebtedness, it being understood that the provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

                 If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article XII shall have been applied, pursuant to the provisions of this Article XII, to the payment of amounts payable under Senior Indebtedness of the Company, then the Holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.

                 SECTION 12.5     Obligations of the Company Unconditional.

                 Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair as between the Company and the Holders, the obligation of each such Person, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, interest on, and Liquidated Damages with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article XII or elsewhere in this Indenture or in the Securities, upon any distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of Sections 7.1 and 7.2, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Article XII. Nothing in this Article XII shall apply to the claims of, or payments to, the Trustee under or pursuant to Sections 6.6 and 7.7.

                 SECTION 12.6 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

                 The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until a Trust Officer having direct responsibility for the administration of this Indenture or any Paying Agent shall have received, no later than one Business Day prior to such payment, written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.1 and 7.2, shall be entitled in all respects conclusively to assume that no such fact exists.

                 SECTION 12.7 Application by Trustee of Assets Deposited with It.

                 Amounts deposited in trust with the Trustee pursuant to and in accordance with this Indenture shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article XII. Otherwise, any deposit of assets with the Trustee or the Agent (whether or not in trust) for the payment of principal of or interest on any Securities shall be subject to the provisions of Sections 12.1, 12.2, 12.3 and 12.4; provided that, if prior to one Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Security) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 12.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

                 SECTION 12.8 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

                 No right of any present or future holders of any Senior Indebtedness to enforce subordination provisions contained in this Article XII shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

                 SECTION 12.9 Securityholders Authorize Trustee to Effectuate Subordination of Securities.

                 Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article XII and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their representative to vote in respect of the claim of any Securityholder in any such proceeding.

                 SECTION 12.10    Right of Trustee to Hold Senior Indebtedness.

                 The Trustee shall be entitled to all of the rights set forth in this Article XII in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

                 SECTION 12.11    Article XII Not to Prevent Events of Default.

                 The failure to make a payment on account of principal of, premium, if any, interest on, or Liquidated Damages with respect to, the Securities by reason of any provision of this Article XII shall not be construed as preventing the occurrence of a Default or an Event of Default under Section

6.1 or in any way prevent the Holders from exercising any right hereunder other than the right to receive payment on the Securities.

                 SECTION 12.12 No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.

                 The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Securities or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise. Nothing in this Section 12.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their representative.


                                  ARTICLE XIII

                            CONVERSION OF SECURITIES

                 SECTION 13.1     Conversion Privilege.

                 Subject to and upon compliance with the provisions of this
Article XIII, at the option of the Holder thereof, any Security may at any time commencing on the 90th day following the latest date of the initial issuance of the Securities under this Indenture and ending as of the close of business on the Stated Maturity, be converted, in whole, or in part in multiples of $1,000 principal amount, into fully paid and non-assessable shares of Common Stock issuable upon conversion of the Securities, at the conversion price in effect at the Date of Conversion, unless such Security or some portion thereof shall have been called for redemption or delivered for repurchase prior to such date and no default is made in making due provision for the payment of the redemption price in accordance with the terms of this Indenture, in which case, with respect to such Security or portion thereof as has been so called for redemption or delivered for repurchase, such Security or portion thereof may be so converted until and including, but not after, the close of business on the Business Day prior to the Redemption Date or Repurchase Date, as applicable, for such Security, unless the Company subsequently fails to pay the applicable Redemption Price or Repurchase Price, as the case may be.

                 SECTION 13.2     Exercise of Conversion Privilege.

                 In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Company at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Holder elects to convert such Security or a stated portion thereof constituting a multiple of $1,000 principal amount, and, if such Security is surrendered for conversion during the period between the close of business on any Record Date and the opening of business on the next following Interest Payment Date and has not been called for redemption on a Redemption Date which occurs within such period, accompanied (except in the case of the Interest Payment Date occurring on June 15, 2000) also by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security being surrendered for conversion, notwithstanding such conversion. Such notice of conversion shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Securities surrendered for conversion shall (if reasonably required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 13.8 hereof, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Securities in accordance with the provisions of this Article XIII and Cash, as provided in Section 13.3 hereof, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such Security shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall cause the person or persons in whose name or names the certificate or certificates for such shares are to be issued to be deemed to have become the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the conversion price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Security, the Company shall as promptly as practicable execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security.

                 SECTION 13.3     Fractional Interests.

                 No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Common Stock would, except for the foregoing provisions of this Section 13.3, be issuable on the conversion of any Security or Securities, the Company shall make payment in lieu thereof in an amount of Cash equal to the value of such fraction computed on the basis of the last sale price of the Common Stock as reported on the New York Stock Exchange (or if not listed for trading thereon, then on the principal national securities exchange or on the principal automated quotation system on which the Common Stock is listed or admitted to trading) at the close of business on the Date of Conversion or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the New York Stock Exchange (or if not listed for trading thereon, on the principal national securities exchange or on the principal automated quotation system on which the Common Stock is listed or admitted to trading) for such day (any such last sale price being hereinafter referred to as the "Last Sale Price"). If on such Trading Day the Common Stock is not quoted by any such organization, the fair value of such Common Stock on such day, as reasonably determined in good faith by the Board of Directors of the Company, shall be used.

                 SECTION 13.4     Conversion Price.

                 The conversion price per share of Common Stock issuable upon conversion of the Securities (herein called the "Conversion Price") shall initially be $37.1875 (or $37.1875 in principal amount of Securities for each such share of Common Stock).

                 SECTION 13.5     Adjustment of Conversion Price.

                 The Conversion Price shall be subject to adjustment from time to time as follows:

                          (a) In case the Company shall make or pay a dividend or make a distribution in shares of Common Stock on any class of Capital Stock of the Company, the Conversion Price in effect immediately following the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsections (i) and (j) below, after such record date.

                          (b) In case the Company shall (1) subdivide its outstanding shares of Common Stock into a greater number of shares or
         (2) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately following the effectiveness of such action shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator shall be the number of shares outstanding immediately after giving effect to such subdivision or combination. An adjustment made pursuant to this subsection (b) shall become effective immediately, except as provided in subsections (i) and (j) below, after the effective date of a subdivision or combination.

                          (c) In case the Company shall issue rights, options or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the then current market price per share of the Common Stock (as determined pursuant to subsection (g) below) on the record date fixed for determination of the stockholders entitled to receive such rights, option or warrants, the Conversion Price in effect immediately following such record date shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                                     (i)           such Conversion Price by a
                 fraction, of which

                                     (ii)          the numerator shall be (A)
                 the number of shares of Common Stock outstanding on such record date plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights, options or warrants and dividing the product so obtained by such current market price), and of which

                                    (iii)          the denominator shall be (A)
                 the number of shares of Common Stock outstanding on such record date plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

                 Such adjustment shall become effective immediately, except as provided in subsections (i) and (j) below, after the record date for the determination of holders entitled to receive such rights, options or warrants; provided, however, that if any such rights, options or warrants issued by the Company as described in this subsection (c) are only exercisable upon the occurrence of certain triggering events, then the Conversion Price will not be adjusted as provided in this subsection (c) until such triggering events occur.

                          (d) In case the Company or any Subsidiary of the Company shall distribute to all or substantially all holders of Common Stock, any of its assets, evidences of indebtedness, cash or securities (other than (x) dividends or distributions exclusively in cash, (y) any dividend or distribution for which an adjustment is required to be made in accordance with subsection (a) or (c) above, or
         (z) any distribution of rights or warrants subject to subsection (l) below) then in each such case the Conversion Price in effect immediately following the record date fixed for the determination of the stockholders entitled to such distribution shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the then current market price per share of the Common Stock (determined as provided in subsection (g) below) on such record date less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets so distributed applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsections (i) and (j) below, after the record date for the determination of stockholders entitled to receive such distribution.

                          (e) In case the Company or any Subsidiary of the Company shall make any distribution consisting exclusively of cash (excluding any cash portion of distributions for which an adjustment is required to be made in accordance with subsection (d) above, or cash distributed upon a merger or consolidation to which Section 13.6 applies) to all or substantially all holders of Common Stock in an aggregate amount that, combined together with (i) all other such all-cash distributions made within the then preceding 12 months in respect of which no adjustment pursuant to this subsection (e) has been made and (ii) any cash and the fair market value of other consideration paid or payable in respect of any tender or exchange offer by the Company or any of its Subsidiaries for Common Stock concluded within the preceding 12 months in respect of which no adjustment has been made, exceeds 15% of the Company's market capitalization (defined as being the product of the then current market price of the Common Stock (determined as provided in subsection (g) below) times the number of shares of Common Stock then outstanding) on the record date fixed for the determination of the stockholders entitled to such distribution, in each such case the Conversion Price immediately following such record date shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the then current market price per share of the Common Stock on such record date less the amount of the cash and/or fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of other consideration so distributed applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock.
         Such adjustment shall become effective immediately, except as provided in subsections (i) and (j) below, after the record date for the determination of stockholders entitled to receive such distribution.

                          (f) In case the Company or any Subsidiary of the Company shall complete a tender or exchange offer for all or any portion of the Common Stock (any such tender or exchange offer being referred to as an "Offer") that involves an aggregate consideration having a fair market value as of the expiration of such Offer (the "Expiration Time") that, together with (i) any cash and the fair market value of any other consideration payable in respect of any other tender or exchange offer, as of the expiration of such other tender or exchange offer, expiring within the 12 months preceding the expiration of such Offer and in respect of which no Conversion Price adjustment pursuant to this subsection (f) has been made and (ii) the aggregate amount of any all-cash distributions referred to in subsection (e) of this Section 13.5 to all holders of Common Stock within the 12 months preceding the expiration of such Offer for which no conversion price adjustment pursuant to such subsection (e) has been made, exceeds 15% of the product of the then current market price per share (determined as provided in subsection (g) below) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, the Conversion Price in effect immediately following such Expiration Time shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be (i) the product of the then current market price per share (determined as provided in subsection (g) below) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time minus (ii) the fair market value of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted being referred to as the "Purchased Shares") and the denominator shall be the product of (i) such current market price per share on the Expiration Time times (ii) such number of outstanding shares on the Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                 For purposes of this subsection (f), the fair market value of any consideration with respect to an Offer shall be reasonably determined in good faith by the Board of Directors of the Company and described in a Board Resolution.





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


                          (g) For the purpose of any computation under subsections (c), (d), (e) and (f) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices of a share of Common Stock for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the date before the "`ex' date," with respect to the issuance, distribution or Offer requiring such computation. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price in
         Section 13.3, the fair value of the Common Stock on such day, as reasonably determined in good faith by the Board of Directors of the Company, shall be used. For purposes of this paragraph, the term "`ex' date," when used with respect to any issuance, distribution or payments with respect to an Offer, means the first date on which the Common Stock trades regular way on the New York Stock Exchange (or if not listed or admitted to trading thereon, then on the principal national securities exchange or the Nasdaq Stock Market's National Market if the Common Stock is listed or admitted to trading thereon) without the right to receive such issuance, distribution or Offer.

                          (h) In addition to the foregoing adjustments in subsections (a), (b), (c), (d), (e) and (f) above, the Company from time to time and to the extent permitted by applicable Law, shall be permitted to reduce the Conversion Price by any amount for any period of at least 20 Business Days, in which case the Company shall give at least 15 days notice of such reduction, if the Board of Directors has made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. The Company, at its option, shall be permitted to make such other reductions in the Conversion Price, in addition to those set forth above in subsections (a), (b), (c), (d), (e), (f) and the first sentence of this subsection (h), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such a dividend or distribution for United States federal income tax purposes.

                          (i) In any case in which this Section 13.5 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and on and before such adjustment shall have become effective (i) defer paying any Cash payment pursuant to Section 13.3 hereof or issuing to the Holder of such Security the number of shares of Common Stock and other capital stock of the Company (or other assets or securities) issuable upon such conversion in excess of the number of shares of Common Stock and other Capital Stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate Cash payment pursuant to Section 13.3 hereof and issue to such Holder the additional shares of Common Stock and other Capital Stock of the Company issuable on such conversion.

                          (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the Conversion Price; provided, that any adjustments which by reason of this subsection (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XIII shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                          (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each holder of Securities at his address as the same appears on the registry books of the Company.

                          (l) In the event that the Company distributes rights or warrants (other than those referred to in subsection (c) above) pro rata to holders of Common Stock, so long as any such rights or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Note surrendered for conversion will be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the rights or warrants, and (ii) if such conversion occurs after such Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Common Stock into which the principal amount of such Note so converted was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the rights or warrants.

                 SECTION 13.6 Continuation of Conversion Privilege in Case of Reclassification, Change, Merger, Consolidation or Sale of Assets.

                 If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value, to par value, or as a result of a subdivision or combination), (b) any consolidation or merger of the Company with or into any other Person, or the merger of any other Person with or into the Company (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock) or (c) any sale, transfer or conveyance of all or substantially all of the assets of the Company (other than a Permitted Sale/Leaseback), then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security only into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security





                                       62
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immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance assuming such holder of Common Stock of the Company failed to exercise his rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance (provided that if the kind or amount of securities, cash, and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance is not the same for each share of Common Stock of the Company held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 13.6 the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 13.6 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                 Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Securities at his address as the same appears on the registry books of the Company.

                 Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of
Article VIII hereof, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                 SECTION 13.7     Notice of Certain Events.

                 In case:

                          (a)     the Company shall declare a dividend (or any
other distribution) payable to the holders of Common Stock (other than cash dividends);

                          (b)     the Company shall authorize the granting to
the holders of Common Stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights;





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                          (c)     the Company shall authorize any
reclassification or change of the Common Stock (including a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the property or business of the Company;

                          (d)     there shall be proposed any voluntary or
involuntary dissolution, liquidation or winding-up of the Company; or

                          (e)     the Company or any of its Subsidiaries shall
complete an Offer;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 13.2 hereof, and shall cause to be mailed to each Holder of Securities, at his address as it shall appear on the registry books of the Company, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options or Offer, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options or to participate in such Offer are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

                 SECTION 13.8     Taxes on Conversion.

                 The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

                 SECTION 13.9     Company to Provide Stock.

                 The Company shall reserve, free from pre-emptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion, provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

                 If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible use its best efforts to secure such registration or approval, as the case may be, provided, however, that nothing in this Section 13.9 shall be deemed to limit in any way the obligations of the Company provided in this Article XIII.

                 Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock, the Company will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

                 The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

                 SECTION 13.10    Disclaimer of Responsibility for Certain
Matters.

                 Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in
Section 13.5, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to Article VIII hereof, to comply with any of the covenants of the Company contained in this Article XIII.

                 SECTION 13.11 Return of Funds Deposited for Redemption of Converted Securities.

                 Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article XIII, shall after such conversion be repaid to the Company by the Trustee or such other Paying Agent.

                                  ARTICLE XIV

                                 MISCELLANEOUS

                 SECTION 14.1     TIA Controls.

                 If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the TIA, the imposed duties, whether or not this Indenture has been qualified under the TIA, shall control.

                 SECTION 14.2     Notices.

                 Any notices or other communications to the Company or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                 if to the Company:

                          Sunrise Assisted Living, Inc.
                          9401 Lee Highway
                          Suite 300
                          Fairfax, Virginia  22031
                          Attention:  General Counsel
                          Telecopy:  (703) 273-7500

                 if to the Trustee:

                          First Union National Bank of Virginia
                          Corporate Trust Department
                          901 E. Cary Street, 2nd Floor
                          Richmond, Virginia  23219
                          Attention: Patricia Welling
                          Telecopy: (804) 788-9661


                 Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                 Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                 Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                 SECTION 14.3     Communications by Holders with Other Holders.

                 Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

                 SECTION 14.4     Certificate and Opinion as to Conditions
Precedent.

                 Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                          (1)     An Officers' Certificate (in form and
substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                          (2)     an Opinion of Counsel (in form and substance
reasonably satisfactory to the Trustee) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                 SECTION 14.5     Statements Required in Certificate or
Opinion.

                 Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                          (1)     a statement that the Person making such
certificate or opinion has read such covenant or condition;

                          (2)     a brief statement as to the nature and scope
of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                          (3)     a statement that, in the opinion of such
Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                          (4)     a statement as to whether or not, in the
opinion of each such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

                 SECTION 14.6     Rules by Trustee, Paying Agent, Registrar.

                 The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

                 SECTION 14.7     Legal Holidays.

                 A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                 SECTION 14.8     Governing Law.

                 THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

                 SECTION 14.9     No Adverse Interpretation of Other
Agreements.

                 This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                 SECTION 14.10    No Recourse Against Others.

                 No direct or indirect partner, employee, stockholder, director or officer, as such, past, present or future of the Company or any successor corporation, shall have any personal liability in respect of the obligations of the Company under the Securities or this Indenture by reason of his, her or its status as such partner, stockholder, employee, director or officer. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

                 SECTION 14.11    Successors.

                 All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                 SECTION 14.12    Duplicate Originals.

                 All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

                 SECTION 14.13    Severability.

                 In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                 SECTION 14.14    Table of Contents, Headings, Etc.

                 The Table of Contents, Cross-Reference Table and headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                 SECTION 14.15    Qualification of Indenture.

                 The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all costs and expenses (including attorneys' fees for the Company and the Trustee) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of the Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

                 SECTION 14.16    Registration Rights.

                 Certain Holders of the Securities are entitled to certain registration rights with respect to such Securities pursuant to, and subject to the terms of, the Registration Rights Agreement.

                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                        SUNRISE ASSISTED LIVING, INC., a Delaware corporation



                        By:         /s/ PAUL J. KLAASSEN
                           ----------------------------------------------------
                                Name:
                                       ----------------------------------------
                                Title:
                                       ----------------------------------------



                        FIRST UNION NATIONAL BANK OF VIRGINIA, a national banking association, as Trustee



                        By:         /s/ PATRICIA A. WELLING
                           ----------------------------------------------------
                                Name:   Patricia A. Welling
                                       ----------------------------------------
                                Title:  Vice President
                                       ----------------------------------------

                                                                       EXHIBIT A

                               [FORM OF SECURITY]

                         SUNRISE ASSISTED LIVING, INC.

                      5 1/2% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2002

No.
                                                          CUSIP No.
                                                                    ------------
                                                                       $
                                                                         -------
                 Sunrise Assisted Living, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____, or registered assigns, the principal sum of _____ Dollars, on June
15, 2002.

                 Interest Payment Dates: June 15 and December 15; commencing December 15, 1997.

                 Record Dates:  June 1 and December 1.

                 Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

                 IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.



                                       SUNRISE ASSISTED LIVING, INC.,
                                       a Delaware corporation
                                       [Seal]


                                       By:
                                          -------------------------------------
                                                Name:
                                                Title:

Attest:
         -------------------------
                 Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

   This is one of the Securities described in the within-mentioned Indenture.


                         First Union National Bank of Virginia, as Trustee



                         By
                            ---------------------------------
                            Authorized Signatory


Dated:

                          SUNRISE ASSISTED LIVING INC.


                      5 1/2% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2002

                 Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.(1)

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.(2)

         THE HOLDER OF THE SECURITIES EVIDENCED HEREBY BY ITS ACCEPTANCE HEREOF AGREES THAT SUCH SECURITIES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT AND THAT IT AND ANY SUBSEQUENT HOLDER WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO RULE 144A, FOR SO LONG AS IT IS AVAILABLE, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE





--------------

(1.) This schedule should only be added if the Security is issued in global form paragraph.

(2.) This paragraph should be included only for the Transfer Restricted Securities.

         IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE
         144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
         (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.(3)

1.       Interest.

                 Sunrise Assisted Living, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 5 1/2% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 5 1/2% per annum compounded semi-annually.

                 The Company will pay interest semi-annually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 1997. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from June 6, 1997. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.       Method of Payment.

                 The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Any such interest not so punctually paid, and defaulted interest relating thereto, may be paid to the Persons who are registered Holders at the close of business on a Special Record Date for the payment of such defaulted interest, as more fully provided in the Indenture referred to





---------------------

(3.) This paragraph should be included only for the Transfer Restricted Securities.

below. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. Legal Tender"). The Securities will be payable as to principal, premium, interest and Liquidated Damages at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or at the option of the Company, payment of principal, premium, interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the registry of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of, premium and interest on and Liquidated Damages with respect to Global Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent.

3.       Paying Agent and Registrar.

                 Initially, First Union National Bank of Virginia (the "Trustee") will act as Paying Agent, Registrar and conversion agent. The Company may change any Paying Agent, Registrar or co-Registrar or conversion agent without notice to the Holders. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.       Indenture.

                 The Company issued the Securities under an Indenture, dated as of June 6, 1997 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $150,000,000.

5.       Redemption.

                 The Securities may be redeemed in whole or from time to time in part at any time on and after June 15, 2000, at the option of the Company, at the Redemption Price (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case, plus any accrued but unpaid interest and Liquidated Damages to, but excluding, the Redemption Date. The Securities may not be so redeemed prior to June 15, 2000.

                 If redeemed during
                 the 12-month period
                 beginning June 15                            Redemption Price
                 -----------------                            ----------------
                 2000 . . . . . . . . . . . . . . . . . .              102.20%
                 2001 . . . . . . . . . . . . . . . . . .              101.10%

                 Any such redemption will comply with Article III of the Indenture.

6.       Notice of Redemption.

                 Notice of redemption will be sent by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the Redemption Date to the Holder of each Security to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar. Securities may be redeemed in part in multiples of $1,000 only.

                 Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date and payment of the Securities called for redemption is not prohibited under Article XII of the Indenture, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, plus any accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date.

7.       Denominations; Transfer; Exchange.

                 The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption.

8.       Persons Deemed Owners.

                 The registered Holder of a Security may be treated as the owner of it for all purposes.

9.       Unclaimed Money.

                 If money for the payment of principal, interest or Liquidated Damages remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.      Amendment; Supplement; Waiver.

                 Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented, and any existing Default or Event of Default or compliance with any provision may be waived, with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.      Conversion Rights.

                 Subject to the provisions of the Indenture, the Holders have the right to convert the principal amount of the Securities into fully paid and nonassessable shares of Common Stock of the Company at the initial conversion price per share of Common Stock of $37.1875 (or $37.1875 in principal amount of Securities for each such share of Common Stock), or at the adjusted conversion price then in effect, if adjustment has been made as provided in the Indenture, upon surrender of the Security to the Company, together with a fully executed notice in substantially the form attached hereto and, if required by the Indenture, an amount equal to accrued interest payable on such Security.

12.      Ranking.

                 Payment of principal, premium, if any, interest on and Liquidated Damages with respect to the Securities is subordinated, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness.

13.      Repurchase at Option of Holder Upon a Change of Control.

                 If there is a Change of Control, the Company shall be required to offer to purchase on the Repurchase Date all outstanding Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to, but excluding, the Repurchase Date. Holders of Securities will receive a Repurchase Offer from the Company prior to any related Repurchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

14.      Successors.

                 When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

15.      Defaults and Remedies.

                 If an Event of Default occurs and is continuing (other than as Event of Default relating to certain events of bankruptcy, insolvency or reorganization), then in every such case, unless the principal of all of the securities shall have already become due and payable, either the Trustee or the Holders of 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal, interest or Liquidated Damages), if it determines that withholding notice is in their interest.

16.  Trustee Dealings with Company.

                 The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

17.      No Recourse Against Others.

                 No stockholder, director, officer or employee, as such, past, present or future, of the Company or any successor corporation shall have any personal liability in respect of the obligations of the Company under the Securities or the Indenture by reason of his, her or its status as such stockholder, director, officer or employee. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18.      Authentication.

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

19.      Abbreviations and Defined Terms.

                 Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20.      CUSIP Numbers.

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

21.      Additional Rights of Holders of Transfer Restricted Securities.

                 In addition to the rights provided to Holders of Securities under the Indenture, Holders of Securities shall have all the rights set forth in the Registration Rights Agreement.

                 The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Request may be made to:

                          Sunrise Assisted Living, Inc.
                          9401 Lee Highway, Suite 300
                          Fairfax, Virginia 22031

                          Attention:  General Counsel

                              [FORM OF] ASSIGNMENT



                 I or we assign this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Print or type name, address and zip code of assignee)


           Please insert Social Security or other identifying number of assignee

-------------------------

and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:                            Signed:
        ---------------                  ---------------------------------------

--------------------------------------------------------------------------------

                       (Sign exactly as name appears on
                       the other side of this Security)

                       OPTION OF HOLDER TO ELECT PURCHASE

                 If you want to elect to have this Security purchased by the Company pursuant to Article XI of the Indenture, check the box: [ ]

                 If you want to elect to have only part of this Security purchased by the Company pursuant to Article XI of the Indenture, state the amount you want to be purchased: $________



Date:                             Signature:
       ----------------                      -----------------------------------
                                        (Sign exactly as your name appears on
                                        the other side of this Security)

               SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES(4)

                 The following exchanges of a part of this Global Security for Definitive Securities have been made:

                  Amount of                  Amount of                  Principal Amount           Signature of
                  decrease in                increase in                of this Global             authorized officer of
                  Principal Amount           Principal Amount of this   Security following         Trustee or
Date of           of this Global             Global                     such decrease (or          Securities
Exchange          Security                   Security                   increase)                  Custodian
-----------------------------------------------------------------------------------------------------------------------------





------------------------

(4.) This schedule should only be added if the Security is issued in global form.

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                   OR REGISTRATION OF TRANSFER OF SECURITIES


Re:  ____% CONVERTIBLE SUBORDINATED NOTES DUE 2002 OF SUNRISE ASSISTED LIVING,
INC.


     This Certificate relates to $______ principal amount of Securities held in *_____ book-entry or * ______ definitive form by _____ (the "Transferor").

     1.          The Transferor:*

[ ]  (a)         has requested the Trustee by written order to deliver in
exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

[ ]  (b)         has requested the Trustee by written order to exchange or
register the transfer of a Security or Securities.

     2. In connection with any such request and in respect of each such Security, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Securities and as provided in Section 2.6 of such Indenture, the transfer of this Security does not require registration under the Securities Act because:*

[ ]  (a)         Such Security is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture).

[ ]  (b)         Such Security is being transferred to a person who the
Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for its own account or for the account of a qualified institutional buyer over which it exercises sole investment discretion that is aware that the transfer is being made in reliance on Rule 144A (in satisfaction of Section 2.6(a)(ii)(B), Section 2.6(b)(i)(x) or
Section 2.6(d)(i)(B) of the Indenture).



--------------------

  *  Check applicable box.

[ ]  (c)         Such Security is being transferred in accordance with
Regulation S under the Securities Act (in satisfaction of Section
2.6(a)(ii)(C), Section 2.6(b)(i)(y) or Section 2.6(d)(i)(C) of the Indenture). An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate (in satisfaction of Section 2.6(a)(ii)(C) or Section 2.6(d)(i)(C) of the Indenture).

[ ]  (d)         Such Security is being transferred to an institutional
investor that is an "accredited investor" within the meaning of Rule 501(a)(1),(2),(3) or (7) under the Securities Act which delivers a certificate in the form of Exhibit B to the Indenture to the Trustee (in satisfaction of Section 2.6(a)(ii)(D) or Section 2.6(d)(i)(D) of the Indenture). An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate (in satisfaction of Section 2.6(a)(ii)(D) or Section 2.6(d)(i)(D) of the Indenture).

[ ]  (e)         Such Security is being transferred in reliance on and in
compliance with another exemption from the registration requirements of the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate (in satisfaction of Section 2.6(a)(ii)(E) or Section 2.6(d)(i)(E) of the Indenture).



-------------------------------------------------------------------------------
                                             [INSERT NAME OF TRANSFEROR]


                                             By:
                                                -------------------------------


Date:
     -------------------------------------



3.               Affiliation with the Company [check if applicable]

[  ]             (a)      The undersigned represents and warrants that it is,
                          or at some time during which it held this Security was, an Affiliate of the Company.

                 (b) If 3(a) above is checked and if the undersigned was not an Affiliate of the Company at all times during which it held this Security, indicate the periods during which the undersigned was an Affiliate of the
                          Company: ________________________________.

                 (c) If 3(a) above is checked and if the Transferee will not pay the full purchase price for the transfer of this Security on or prior to the date of transfer indicate when such purchase price will be paid:
                          ________________________________.

TO BE COMPLETED BY TRANSFEREE IF 2(b) ABOVE IS CHECKED AND THE TRANSFEROR IS NOT A QUALIFIED INSTITUTIONAL BUYER:

                          The undersigned represents and warrants that it is a
"qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information.


Dated:
      ---------------                       ---------------------------------
                                                NOTICE:  To be executed by
                                                an officer.

TO BE COMPLETED BY TRANSFEREE IF 2(c) ABOVE IS CHECKED:

                          The undersigned represents and warrants that it is
not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).

Dated:
      ---------------                       ---------------------------------
                                                NOTICE:  To be executed by
                                                an officer.

If none of the boxes under Section 2 of this certificate is checked or if any of the above representations required to be made by the Transferee is not made, the Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof.

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 3(a) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS SECURITY AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.


Dated:
      ---------------                 ---------------------------------
                                          NOTICE:  The signature of the Holder
                                          to this assignment must correspond
                                          with the name as written upon the face
                                          of this Security particular, without
                                          alteration or enlargement or any
                                          change whatsoever.

                                                                      EXHIBIT  B


                      INVESTOR LETTER OF REPRESENTATION

Sunrise Assisted Living, Inc.
c/o the Trustee


Ladies and Gentlemen:

                          This letter is delivered by the undersigned to
request a transfer of $_____ principal amount of the 5 1/2% Convertible Subordinated Notes due 2002 (the "Notes") of Sunrise Assisted Living, Inc. (the "Company"). The Notes are described in that certain Offering Memorandum (the "Offering Memorandum") dated June 2, 1997 relating to the offering of the Notes. We acknowledge receipt of the Offering Memorandum and acknowledge that we have read the Offering Memorandum, have had access to such financial and other information and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Notes.

                          Upon transfer the Notes would be registered in the
name of the undersigned:

                          Name:
                                ------------------------------------------------

                          Address:
                                   ---------------------------------------------


                          Taxpayer ID Number:
                                              ----------------------------------

                          The undersigned represents and warrants to you that:

                          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and invest in or purchase securities similar to the Notes in the normal course of our business, and we, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment. We confirm that neither the Company nor any person acting on its behalf has offered to sell the Notes by, and that we have not been made aware of the offering of the Notes by, any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

                          2. We understand that the Notes and the Common Stock issuable upon conversion of the Notes (the Notes and such Common Stock are collectively referred to herein as "Restricted Securities") have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act and to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) pursuant to Rule 144A under the Securities Act, for so long as it is available, to a person we reasonably believe is a qualified institutional buyer under Rule 144A under the Securities Act (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act,
                 (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of an institutional "accredited investor," in each case, with respect to the Notes, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the trustee (the "Trustee") under the indenture, dated as of June 6, 1997, between the Company and the Trustee relating to the Notes, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer, prior to the Resale Restriction Termination Date of the Restricted Securities pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                          3. We understand that the Notes will be in the form of definitive physical certificates bearing the legend set forth in clause (4) in the "Notice to Investors" section of the Offering Memorandum.

                          We acknowledge that you, the Initial Purchasers and
others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations and warranties herein ceases to be accurate and complete.

                          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                                       -------------------------

--------------------------------------------------------------------------------

                                                       By:
                                                           -------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT C

                           FORM OF CONVERSION NOTICE

                       To:  Sunrise Assisted Living, Inc.

                          The undersigned owner of this Security hereby: (i)
irrevocably exercises the option to convert this Security, or the portion hereof below designated, for shares of Common Stock of Sunrise Assisted Living, Inc. in accordance with the terms of this Indenture referred to in this Security and (ii) directs that such shares of Common Stock deliverable upon the conversion, together with any check in payment for fractional shares and any Security(ies) representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated
      -------------------

--------------------------------------------------------------------------------
                                   Signature

                          Fill in for registration of shares if to be
delivered, and of Securities if to be issued, otherwise than to and in the name of the registered holder.



--------------------------------------------------------------------------------
                                   Social Security or other
                                   Taxpayer Identifying Number


-----------------------------------
(Name)



-----------------------------------
(Street Address)



-----------------------------------
(City, State and Zip Code)
(Please print name and address)

                                   Principal amount to be
                                   converted:  (if less than all)


                                   $
                                    --------------------------------------------


                                      C-1